      As filed with the Securities and Exchange Commission on September 22, 2005

                                              Securities Act File No. 333-127052
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]


                         Post-Effective Amendment No. 2


                              ING SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)

                              Huey P. Falgout, Jr.
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)

                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

                                 ---------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

        It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended

--------------------------------------------------------------------------------

          Title of Securities Being Registered: Shares of Common Stock

      No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the
                   Investment Company Act of 1940, as amended.

                         ING SMALLCAP OPPORTUNITIES FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                               September 23, 2005

Dear Shareholder:

      Your Board of Trustees has called a Special Meeting of shareholders of ING SmallCap Opportunities Fund ("SmallCap Opportunities Fund"), which is scheduled for 10:00 a.m., Local time, on November 10, 2005, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      The Board of Trustees of SmallCap Opportunities Fund has reviewed and recommends the proposed reorganization (the "Reorganization") of SmallCap Opportunities Fund with and into ING Small Company Fund ("Small Company Fund") (each a "Fund", and collectively, the "Funds"). Both Funds are members of the mutual fund group called the "ING Funds."

      If approved by shareholders, you will become a shareholder of Small Company Fund on the date that the Reorganization occurs. The Reorganization would provide shareholders of SmallCap Opportunities Fund with an opportunity to participate in a larger combined fund with similar investment objectives.

      You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

      After careful consideration, the Board of Trustees of SmallCap Opportunities Fund unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

      A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN NOVEMBER 9, 2005.

      SmallCap Opportunities Fund is using Computershare Fund Services, a proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Computershare Fund Services, reminding you to exercise your right to vote.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                     Sincerely,

                                     /s/ James M. Hennessy
                                     -------------------------------------
                                     James M. Hennessy,
                                     President and Chief Executive Officer

                      (This page intentionally left blank)

                         ING SMALLCAP OPPORTUNITIES FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       OF ING SMALLCAP OPPORTUNITIES FUND
                         SCHEDULED FOR NOVEMBER 10, 2005

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of ING SmallCap Opportunities Fund ("SmallCap Opportunities Fund") is scheduled for November 10, 2005 at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      At the Special Meeting, you will be asked to consider and approve the following proposals:

         (1) To approve an Agreement and Plan of Reorganization by and among SmallCap Opportunities Fund and ING Small Company Fund ("Small Company Fund"), providing for the reorganization of SmallCap Opportunities Fund with and into Small Company Fund; and

         (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

      Shareholders of record as of the close of business on August 16, 2005, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to SmallCap Opportunities Fund or by voting in person at the Special Meeting.

                                  By Order of the Board of Trustees

                                  /s/ Huey P. Falgout, Jr.
                                  ------------------------
                                  Huey P. Falgout, Jr.
                                  Secretary

September 23, 2005

                      (This page intentionally left blank)

                         ING SMALLCAP OPPORTUNITIES FUND
                           PROXY STATEMENT/PROSPECTUS

                               SEPTEMBER 23, 2005

                                TABLE OF CONTENTS

INTRODUCTION.......................................................................................................   1

SUMMARY............................................................................................................   2
   The Proposed Reorganization.....................................................................................   2
   Comparison of Investment Objectives and Strategies..............................................................   4
   Comparison of Portfolio Characteristics.........................................................................   6
   Comparison of Fund Performance..................................................................................   7
   Comparison of Investment Techniques and Principal Risks of Investing in the Funds...............................   10

COMPARISON OF FEES AND EXPENSES....................................................................................   11
   Management Fees.................................................................................................   11
   Sub-Adviser Fees................................................................................................   11
   Administration Fees.............................................................................................   11
   Distribution and Service Fees...................................................................................   11
   Expense Limitation Arrangements.................................................................................   11
   Expense Tables..................................................................................................   12
   General Information.............................................................................................   16
   Key Differences in Rights of SmallCap Opportunities Fund's Shareholders and Small Company Fund's
   Shareholders....................................................................................................   16

INFORMATION ABOUT THE REORGANIZATION...............................................................................   17
   The Reorganization Agreement....................................................................................   17
   Reasons for the Reorganization..................................................................................   17
   Board Considerations............................................................................................   18
   Tax Considerations..............................................................................................   18
   Expenses of the Reorganization..................................................................................   19

ADDITIONAL INFORMATION ABOUT THE FUNDS.............................................................................   19
   Form of Organization............................................................................................   19
   Distributor.....................................................................................................   19
   Dividends and Other Distributions...............................................................................   19
   Capitalization..................................................................................................   20

GENERAL INFORMATION ABOUT THE PROXY STATEMENT......................................................................   20
   Solicitation of Proxies.........................................................................................   20
   Voting Rights...................................................................................................   21
   Other Matters to Come Before the Special Meeting................................................................   21
   Shareholder Proposals...........................................................................................   21
   Reports to Shareholders.........................................................................................   22

APPENDICES
   Portfolio Manager's Report for ING Small Company Fund...........................................................   A-1
   Form of Agreement and Plan of Reorganization....................................................................   B-1
   Additional Information Regarding ING Small Company Fund.........................................................   C-1
   Additional ING Funds Offered....................................................................................   D-1
   Security Ownership of Certain Beneficial and Record Owners......................................................   E-1

                           PROXY STATEMENT/PROSPECTUS

                             ING SMALL COMPANY FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180
                               SEPTEMBER 23, 2005

                                  INTRODUCTION

      This combined proxy statement and prospectus ("Proxy Statement/Prospectus") is being furnished to you in connection with a Special Meeting of shareholders of ING SmallCap Opportunities Fund ("SmallCap Opportunities Fund") to be held on November 10, 2005. As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of SmallCap Opportunities Fund with and into ING Small Company Fund ("Small Company Fund") (each a "Fund" and collectively, the "Funds").

      Under an Agreement and Plan of Reorganization (the "Reorganization Agreement"), SmallCap Opportunities Fund would transfer its assets to Small Company Fund in exchange for common shares of Small Company Fund and the assumption by Small Company Fund of SmallCap Opportunities Fund's known liabilities as of the Closing Date (as defined below). Small Company Fund shares would then be distributed to shareholders of SmallCap Opportunities Fund so that each shareholder would receive a number of full and fractional shares of Small Company Fund equal to the aggregate value of the number of shares of SmallCap Opportunities Fund held by such shareholder. As a result of the Reorganization, SmallCap Opportunities Fund will distribute shares of Small Company Fund in liquidation of SmallCap Opportunities Fund on December 3, 2005, or such other date as the parties may agree ("Closing Date").

      Because you, as a shareholder of SmallCap Opportunities Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Small Company Fund, this Proxy Statement also serves as a Prospectus for Small Company Fund. Small Company Fund is a diversified, open-end management investment company, which seeks to provide investors with growth of capital through a diversified portfolio of common stocks of companies with smaller market capitalizations, as described more fully below.

      This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization Agreement. A Statement of Additional Information ("SAI") relating to this Proxy Statement, dated September 23, 2005, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Funds, see the Class A, B, C and M Prospectus, the Class I Prospectus and the Class Q Prospectus for the SmallCap Opportunities Fund, dated September 30, 2004, which is incorporated by reference; and the Class A, B and C Prospectus and Class I Prospectus for Small Company Fund, dated September 30, 2004. The SAI for each Fund, dated September 30, 2004, is incorporated herein by reference. Each Fund also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information. The Annual Report for each Fund, dated May 31, 2005, is incorporated herein by reference. For a copy of the current prospectus, SAI, annual report and semi-annual report for either of the Funds without charge, or for a copy of the SAI relating to the Proxy Statement/Prospectus, contact the Funds at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180. You can also visit our website at www.ingfunds.com for additional information about the Funds, including the SAIs and annual and semi-annual reports.

      You can copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

      THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

      You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as APPENDIX B. Also, you should consult the Class A, B, and C Prospectus and Class I Prospectus, dated September 30, 2004, for more information about Small Company Fund.

THE PROPOSED REORGANIZATION

      At a meeting held on July 21, 2005, the Board of Trustees of SmallCap Opportunities Fund approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

   - the transfer of all of the assets of SmallCap Opportunities Fund to Small Company Fund in exchange for common shares of Small Company Fund;

   - the assumption by Small Company Fund of the liabilities of SmallCap Opportunities Fund known as of the Closing Date (as described below);

   - the distribution of Small Company Fund shares to the shareholders of SmallCap Opportunities Fund; and

   -  the complete liquidation of SmallCap Opportunities Fund.

      Small Company Fund shares would then be distributed to shareholders of SmallCap Opportunities Fund so that each shareholder would receive a number of full and fractional shares of Small Company Fund equal to the aggregate value of shares of SmallCap Opportunities Fund held by such shareholder.

      As a result of the Reorganization, each owner of Class A, Class B, Class C and Class I shares of SmallCap Opportunities Fund would become a shareholder of the corresponding class of shares of Small Company Fund. As described more fully below, each owner of Class Q shares of SmallCap Opportunities Fund would become a shareholder of Class A shares of Small Company Fund. The Reorganization is expected to be effective on December 3, 2005, or such other date as the parties may agree (the "Closing Date").

      Each Class A, Class B, Class C and Class I shareholder will hold, immediately after the Closing Date, shares of the corresponding class of Small Company Fund having an aggregate value equal to the aggregate value of the shares of the corresponding class of SmallCap Opportunities Fund held by that shareholder as of the Closing Date. Each Class Q shareholder will hold, immediately after the Closing Date, shares of Class A of Small Company Fund having an aggregate value equal to the aggregate value of the shares of Class Q of Small Company Fund held by that shareholder as of the Closing Date. Class Q shares will cease to exist immediately after the Closing Date.

      In considering whether to approve the Reorganization, you should note that:

   -  The Funds have similar investment objectives;

   - SmallCap Opportunities Fund invests in small companies that have the potential for growth; while Small Company Fund invests primarily in small companies that have the potential for growth and those whose perceived value is not reflected in the stock price. Thus, investors in SmallCap Opportunities Funds would shift from a pure growth strategy to a blend of a growth and value strategies;

   - While Small Company Fund is the slightly smaller fund (approximately $126 million versus $195 million as of May 31, 2005), the 1-year, 3-year, 5-year and 10-year performance as well as the Morningstar rating of Small Company Fund are superior to that of SmallCap Opportunities Fund;

   - Both Funds have the same investment adviser, ING Investments, LLC, the same sub-adviser, ING Investment Management Co.; and have been managed by the same portfolio manager, Steve Salopek, since July 25, 2005.

   - Class Q Shareholders will experience different fees and expenses upon becoming Class A shareholders of Small Company Fund; however, the gross (1.56 % versus 1.35%) and net (1.45% versus 1.35%) expenses will be lower for Class Q shareholders after the Reorganization and the transition to Class A shares; Class Q shareholders* will not be subject to a sales load in connection with future purchases of Class A shares of Small Company Fund after the Reorganization and the transition to Class A shares, for the life of the account; and

   - The proposed Reorganization is expected to result in lower gross expenses as well as lower net operating expenses per share for all Classes of shares of the disappearing SmallCap Opportunities Fund. The gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for Class A, B, C, I and Q shares of each Fund (as applicable) as of May 31, 2005 are as follows:

GROSS EXPENSES BEFORE THE REORGANIZATION

                             CLASS A  CLASS B  CLASS C  CLASS I  CLASS Q*
                             -------  -------  -------  -------  --------
SmallCap Opportunities Fund   1.74%    2.44%    2.44%    1.28%    1.56%

Small Company Fund            1.36%    2.11%    2.11%    1.11%     N/A

NET EXPENSES BEFORE THE REORGANIZATION (AFTER FEE WAIVERS)

                             CLASS A  CLASS B  CLASS C  CLASS I  CLASS Q*
                             -------  -------  -------  -------  --------
SmallCap Opportunities Fund   1.63%    2.35%    2.35%    1.17%    1.45%

Small Company Fund(1)         1.36%    2.11%    2.11%    1.11%     N/A

AFTER THE REORGANIZATION: PRO FORMA

                                    CLASS A  CLASS B  CLASS C  CLASS I  CLASS Q*
                                    -------  -------  -------  -------  --------
Gross estimated expenses of Small    1.35%    2.10%    2.10%    1.10%     N/A
Company Fund

Net estimated expenses of Small      1.35%    2.10%    2.10%    1.10%     N/A
Company Fund(1) (After Fee Waiver)

--------------------
(1)   Ratios reflect expense limits effective March 1, 2002 for Small Company
      Fund.

* Class Q shareholders of SmallCap Opportunities Fund that are transitioned to Class A shares of Small Company Fund in the Reorganization will not be subject to sales charges on future purchases of Class A shares of Small Company Fund for the life of their account.

         Approval of the Reorganization Agreement requires the vote, if a quorum is present, of a majority of the shares voted in person or by proxy. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

         AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF SMALLCAP OPPORTUNITIES FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

      The following summarizes the investment objective, strategies and management differences, if any, between SmallCap Opportunities Fund and Small Company Fund:

                              SMALLCAP OPPORTUNITIES FUND                      SMALL COMPANY FUND
                       ------------------------------------------  ------------------------------------------
INVESTMENT OBJECTIVE          Seeks capital appreciation.                  Seeks growth of capital.
---------------------  ------------------------------------------  ------------------------------------------
INVESTMENT STRATEGIES  - Normally invests at least 80% of its      -  Normally invests at least 80% of its
                         assets in common stocks of smaller,          assets in common stock of
                         lesser-known U.S. companies that the         small-capitalization companies.
                         Sub-Adviser believes have above average
                         prospects for growth.

                       - Smaller companies are defined as those    -  Small capitalization companies are
                         with market capitalizations that fall        defined as companies that are included
                         within the range of companies in the         in the Standard & Poor's SmallCap 600
                         Russell 2000 Growth Index, which is an       Index (S&P SmallCap 600 Index) or the
                         index that measures the performance of       Russell 2000 Index at the time of
                         small growth companies. The market           purchase, or if not included in the
                         capitalization range will change with        Index, have market capitalizations of
                         market conditions as the range of the        between $51 million and $3 billion. The
                         companies included in the Russell 2000       market capitalization range is reset
                         Growth Index changes. The market             monthly and will change with market
                         capitalization of companies held by the      conditions as the range of the companies
                         Fund as of June 30, 2004 ranged from $70     in the S&P SmallCap 600 and Russell 2000
                         million to $1.95 billion.                    Indices change. At June 30, 2004, the
                                                                      smallest company in the S&P SmallCap 600
                       - The Sub-Adviser uses a disciplined           Index had a market capitalization of $51
                         combination of quantitative screens and      million and the largest company had a
                         bottom-up fundamental security analysis      market capitalization of $3 billion. At
                         to build a broadly diversified portfolio     June 30, 2004, the smallest company in
                         of companies the Sub-Adviser believes        the Russell 2000 Index had a market
                         will have improving bottom lines, with       capitalization of $70 million and the
                         reasonable valuation, whose stocks           largest company had a market
                         demonstrate relative strength. The focus     capitalization of $1.95 billion.
                         of company analysis is upon the
                         prospects for continuing bottom-line      -  In managing the Fund, the Sub-Adviser:
                         growth, balance sheet strength, and cash     (i) invests in stocks that it believes
                         flow characteristics. A proprietary          have the potential for long-term growth,
                         measure is used to determine relative        as well as those that appear to be
                         stock price strength. A determination of     trading below their perceived value; and
                         reasonable valuation for individual          (ii) uses internally developed
                         securities is based on the judgment of       quantitative computer models to evaluate
                         the Sub-Adviser.                             financial characteristics (for example,
                                                                      changes in earnings, earnings estimates
                       - The Sub Adviser may sell securities for      and price momentum) of over 2,000
                         a variety of reasons, such as to secure      companies.
                         gains, limit losses, or redeploy assets
                         into opportunities believed to be more    -  The Sub-Adviser analyzes these
                         promising. The most frequent reason to       characteristics in an attempt to
                         sell a security is likely to be that the     identify companies whose perceived value
                         Sub-Adviser believes a company's bottom      is not reflected in the stock price.
                         line results or prospects have been
                         changed.                                  -  The Sub-Adviser also considers the
                                                                      potential of each company to create or
                       - The Fund also may lend portfolio             take advantage of unique product
                         securities on a short-term or long term      opportunities, its potential to achieve

                              SMALLCAP OPPORTUNITIES FUND                        SMALL COMPANY FUND
                       -------------------------------------------   ------------------------------------------
                         basis, up to 33 1/3% of its total assets.      long-term sustainable growth and the
                                                                        quality of its management.

                                                                     -  The Fund may invest, to a limited
                                                                        extent, in foreign stocks.

                                                                     -  The Fund may invest in derivative
                                                                        instruments. The Fund may lend portfolio
                                                                        securities on a short-term or long term
                                                                        basis, up to 33?% of its total assets.
                                                                        The Sub Adviser may sell securities for
                                                                        a variety of reasons, such as to secure
                                                                        gains, limit losses, or redeploy assets
                                                                        into opportunities believed to be more
                                                                        promising.

                                                                     -  The Fund may engage in frequent and
                                                                        active trading of portfolio securities
                                                                        to achieve its investment objective.

INVESTMENT ADVISER              ING Investments, LLC                           ING Investments, LLC

SUB-ADVISER                 ING Investment Management Co.                  ING Investment Management Co.

PORTFOLIO MANAGER      Steve Salopek, who has been primarily         Steve Salopek, who has been primarily
                       responsible for managing the Fund since       responsible for managing the Fund since
                       July 2005.                                    July 2005.

      As you can see from the chart above, the investment objectives of the Funds are similar. However, there are certain material differences in the investment strategies of the Funds. Small Company Fund may invest a portion of its assets in foreign securities and derivatives. In addition, Small Company Fund may invest in companies with a slightly higher market capitalization than those companies invested in by SmallCap Opportunities Fund. While both Funds are subject to a high portfolio turnover rate, SmallCap Opportunities Fund has a slightly higher portfolio turnover rate than Small Company Fund.

COMPARISON OF PORTFOLIO CHARACTERISTICS

         The following table compares certain characteristics of the Funds as of May 31, 2005:

                                               SMALLCAP OPPORTUNITIES FUND              SMALL COMPANY FUND
                                           ------------------------------------  -----------------------------------
Net Assets                                             $194,954,643                         $126,552,486

Number of Holdings                                          73                                   106

Portfolio Turnover Rate(1)                                  62%                                   47%

Average market capitalization of                      $1,642,932,376                       $1,269,766,957
companies in the Fund

Market capitalization range of
companies in Fund:

    Holdings in companies with market
    capitalizations over $3 billion (as a
    % of net assets)                                       6.1%                                   1.8%

    Holdings in companies with market
    capitalizations between $3 billion                    16.8%                                  10.7%
    and $2 billion (as a % of net assets)

    Holdings in companies with market
    capitalizations under $2 billion (as
    a % of net assets)                                    73.6%                                  80.9%

Top 5 Industries (as % of net assets)      Retail                         14.6%  REITs                         10.4%

                                           Healthcare - Products          10.4%  Software                       7.5%

                                           Computers                       7.1%  Aerospace/Defense              5.2%

                                           Healthcare - Services           6.7%  Banks                          5.1%

                                           Internet                        6.3%  Healthcare - Services          4.8%

U.S Equity Securities                                     96.5%                                  88.6%

Foreign Securities (as a % of net assets)                  -                                      4.8%

Holdings included in the Russell 2000                     72.3%                                  53.6%
Growth Index (as a % of net assets)

Holdings included in the Russell 2000                     16.7%                                  47.8%
Value Index (as a % of net assets)

Top 10 Holdings (as a % of net assets)     Southwestern Energy Co.         2.8%  Avid Technology, Inc.          2.2%

                                           CACI International, Inc.        2.8%  Newcastle Investment Corp.     2.0%
                                           SCP Pool Corp.                  2.7%  Kindred Healthcare, Inc.       1.9%
                                           Avid Technology, Inc.           2.4%  Southwestern Energy Co.        1.8%
                                           Amsurg Corp.                    2.4%  Terex Corp.                    1.8%
                                           Sonic Corp.                     2.4%  Sierra Health Services, Inc.   1.7%
                                           Philadelphia Consolidated
                                           Holding Co.                     2.3%  Informatica Corp.              1.7%
                                           Shuffle Master, Inc.            2.3%  Denbury Resources, Inc.        1.7%
                                                                                 Electronics Boutique
                                           Laserscope                      2.3%  Holdings Corp.                 1.6%
                                                                                 Engineered Support
                                           Arthrocare Corp.                2.3%  Systems, Inc.                  1.6%

(1)   For the one-year period ended May 31, 2005.

COMPARISON OF FUND PERFORMANCE

      Set forth below is the performance information for each Fund. The following performance provides some indication of the risks of investing in each Fund. The bar charts show the performance of each Fund's Class A shares for each of the past 10 calendar years. Class B, Class C and Class I shares will have different performance. The bar charts do not reflect the deduction of the sales load on Class A shares. Any sales charge will reduce your return. The tables set forth below show the average annual total return (before and after sales taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each Fund are for Class A shares only; after-tax returns for other classes will vary. PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUNDS WILL PERFORM IN THE FUTURE.

                           SMALLCAP OPPORTUNITIES FUND

                     CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

                                   [BAR CHART]

1995
1996     18.16
1997     14.92
1998      7.59
1999    146.94
2000     (6.04)
2001    (33.49)
2002    (45.45)
2003     39.60
2004      9.57

---------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) During the period shown in the chart, the Fund's best quarterly performance was 68.12% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was (30.21)% for the quarter ended September 30, 2001. The SmallCap Opportunities Fund's year-to-date total return as of June 30, 2005 was 0.28%.

(3) Effective March 1, 2002, ING Investments, LLC began to serve as an investment adviser and ING Investment Management Co., the former investment adviser, began to serve as sub-adviser.

                               SMALL COMPANY FUND

                     CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

                                   [BAR CHART]

1995     47.11
1996     12.79
1997     32.26
1998      1.12
1999     30.59
2000      7.44
2001      3.51
2002    (23.95)
2003     39.34
2004     13.72

-------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) During the period shown in the chart, the Fund's best quarterly performance was 28.46% for the quarter ended March 31, 2000, and the Fund's worst quarterly performance was (19.35)% for the quarter ended September 30, 2002. The Small Company Fund's year-to-date total return as of June 30, 2005 was 0.52%.

(3) Effective March 1, 2002, ING Investments, LLC began to serve as an investment adviser and ING Investment Management Co., the former investment adviser, began to serve as sub-adviser.

                           AVERAGE ANNUAL TOTAL RETURN
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                                 SINCE         SINCE         SINCE          SINCE         SINCE
                                                              INCEPTION OF  INCEPTION OF  INCEPTION OF   INCEPTION OF  INCEPTION OF
                                   1 YEAR  5 YEARS  10 YEARS   CLASS A(1)    CLASS B(1)    CLASS C(1)     CLASS I(1)    CLASS Q(1)
                                   ------  -------  --------  ------------  ------------  ------------   ------------  ------------
SMALLCAP OPPORTUNITIES FUND
  Class A - Before Taxes            3.27%  (13.23)%      --      7.44%           --             --             --           --
  Class A - After Taxes on          3.27%  (14.28)%      --      5.74%           --             --             --           --
 Distributions(2)
  Class A - After Taxes on          2.12%  (10.96)%      --      5.77%           --             --             --           --
  Distributions and Sale of Fund
  Shares(2)
  Class B - Before Taxes            3.85%  (13.09)%      --        --          7.37%            --             --           --
  Class C - Before Taxes            7.82%  (12.81)%      --        --            --           7.35%            --           --
  Class I - Before Taxes           10.09%  (11.97)%      --        --            --             --           3.07%          --
  Class Q - Before Taxes            9.79%      --        --        --            --             --             --       (13.16)%
  Russell 2000 Growth Index(3)     14.31%   (3.57)%      --      6.53%         6.53%(5)       6.53%(5)       3.42%(6)    (5.54)%(6)
  Russell 2000 Index(4)            18.33%    6.61%       --     11.09%        11.09%(5)      11.09%(5)      10.39%(6)     5.44%(6)
SMALL COMPANY FUND
  Class A - Before Taxes            7.18%    4.78%    13.85%       --            --             --             --           --
  Class A - After Taxes on          7.18%    4.30%    10.93%       --            --             --             --           --
  Distributions(2)
  Class A - After Taxes on          4.67%    3.79%    10.33%       --            --             --             --           --
  Distributions and Sale of Fund
  Shares(2)
  Class B - Before Taxes            7.85%    4.90%       --        --         10.51%            --             --           --
  Class C - Before Taxes           11.86%    5.21%       --        --            --           7.26%            --           --
  Class I - Before Taxes           13.94%    6.27%    14.96%       --            --             --             --           --
  Russell 2000 Index(4)            18.33%    6.61%    11.53%       --         10.53%(7)       6.98%(7)         --           --

------------

(1) On February 2, 1998, Small Company Fund redesignated Adviser Class shares as Class A. Class A, Class B, Class C and Class I shares commenced operation on April 15, 1994, March 1, 1999, June 30, 1998, and January 4, 1994, respectively. Class A, Class B and Class C shares of SmallCap Opportunities Fund commenced operations on June 5, 1995 and Class I and Class Q shares commenced operations on April 1, 1999 and April 4, 2000, respectively.

(2) After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

(3) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

(4) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies. Since inception return is for the period beginning June 1, 1995.

(5) The Index returns for Class B and Class C shares are for the period beginning June 1, 1995.

(6) The Index returns for Class I, Class Q shares are for the periods beginning April 1, 1999 and April 1, 2000, respectively.

(7) The Index returns for Class B, Class C shares are for the periods beginning March 1, 1999 and July 1, 1998, respectively.

      For a discussion by the sub-adviser regarding the performance of Small Company Fund for the fiscal year ended May 31, 2005, see APPENDIX A to this Proxy Statement/Prospectus. Additional information about Small Company Fund is included in APPENDIX C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE
FUNDS

      Because the Funds have investment objectives that are similar, many of the risks of investing in Small Company Fund are the same as the risks of investing in SmallCap Opportunities Fund. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund's shares. The following summarizes the principal investment techniques and risks of investing in the Funds.

      Price Volatility. Both Funds are subject to risks associated with price volatility. The value of a fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition. Each Fund experiences price volatility and is subject to market risk and issuer risk.

      Market Trends. Both Funds are subject to the risk of market trends. From time to time, the stock market may not favor the small-sized and growth-oriented equities securities in which the SmallCap Opportunities Fund concentrates, and the Small Company Fund invests a portion of its assets. From time to time, the stock market may not favor the small-sized and value-oriented equities securities in which the Small Company Fund concentrates, and the SmallCap Opportunities Fund invests a portion of its assets. Rather, the market could favor other types of securities, or may not favor equities at all. ING SmallCap Opportunities Fund's investment in technology sector of the stock market and in initial public offerings had a significant impact on performance in 1999. There can be no assurance that performance will be repeated.

      Small-Sized Companies. Both Funds are subject to certain risks associated with investing in securities of small-sized companies. Stocks of smaller companies carry higher risks than stocks of larger companies. For example, smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In many instances the frequency and volume of trading in small-cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuation and/or may be less liquid. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Also, when selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Stocks of smaller companies can also be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

      Foreign Securities. Small Company Fund also may invest a portion of its assets in foreign securities. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in a foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. SmallCap Opportunities Fund is not subject to the principal risk of investing in other foreign securities.

      Risks of Using Derivatives. Small Company Fund's investments in derivatives are subject to the risk that changes in market prices of securities or interest rates may result in a loss. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns. SmallCap Opportunities Fund is not subject to the principal risk of investing in derivatives.


      Securities Lending. To the extent that either Fund engages in securities lending, there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may lose the opportunity to sell them at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and it could incur losses in connection with the investment of such cash collateral.

      Portfolio Turnover. Each Fund is subject to a high portfolio turnover rate. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

                         COMPARISON OF FEES AND EXPENSES

      The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of Small Company Fund, see "APPENDIX C: ADDITIONAL INFORMATION REGARDING SMALL COMPANY FUND."

MANAGEMENT FEES

      SmallCap Opportunities Fund pays a management fee of 1.00% on the first $100 million of the Fund's average daily net assets; 0.9000% on the next $150 million of the Fund's average daily net assets; 0.8000% on the next $250 million of the Fund's average daily net assets; and 0.7500% on the Fund's average daily net assets over $500 million.

      Small Company Fund pays a management fee of 0.8500% on the first $250 million of the Fund's average daily net assets; 0.8000% on the next $250 million of the Fund's average daily net assets; 0.7750% on the next $250 million of the Fund's average daily net assets; 0.7500% on the next $1.25 billion of the Fund's average daily net assets; and 0.7250% on the Fund's average daily net assets over $2 billion.

      If the Reorganization is approved by shareholders, Small Company Fund will continue to pay the same management fee. Based on assets under management as of May 31, 2005, the effective management fee was 0.9500% and 0.8500% for SmallCap Opportunities Fund and Small Company Fund, respectively.

SUB-ADVISER FEES

      ING Investments, LLC ("ING Investments" or "Adviser") pays ING Investment Management Co. ("ING IM" or "Sub-Adviser") a sub-advisory fee of 0.4500% on the first $100 million of SmallCap Opportunities Fund's average daily net assets; 0.4050% of the Fund's average daily net assets on the next $150 million; 0.3600% of the Fund's average daily net assets on the next $250 million; and 0.3375% on the Fund's average daily net assets in excess of $500 million.

      ING Investments pays ING IM a sub-advisory fee of 0.3830% on the first $250 million of Small Company Fund's average daily net assets; 0.3600% of the Fund's average daily net assets on the next $250 million; 0.3490% of the Fund's average daily net assets on the next $250 million; 0.3380% of the Fund's average daily net assets on the next $1.25 billion; and 0.3260% on the Fund's average daily net assets in excess of $2 billion. If the Reorganization is approved, Small Company Fund will continue to pay the same sub-advisory fee.

ADMINISTRATION FEES

      SmallCap Opportunities Fund pays an annual administration fee of 0.10% of the Fund's average daily net assets. Small Company Fund pays an annual administration fee of 0.08% of the Fund's average daily net assets.

DISTRIBUTION AND SERVICE FEES

      Each Fund pays the distribution (12b-1) and service fees for each Class of shares as described in the table entitled "Annual Fund Operating Expenses."

EXPENSE LIMITATION ARRANGEMENTS

      Pursuant to a side agreement effective January 1, 2005, ING Investments, LLC has effected expense limits for ING SmallCap Opportunities Fund of 1.50%, 2.25%, 2.25%, 1.25% and 1.50% for Class A, Class B, Class C, Class I and Class Q shares, respectively, through at least December 31, 2005. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if ING Investments, LLC elects to renew them. Any fees waived or expenses reimbursed pursuant to the side agreement shall not be eligible for recoupment.


      An expense limitation agreement is in place for Small Company Fund. Under the terms of the expense limitation agreement, ING Investments has agreed to limit the expenses of Small Company Fund (excluding interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as, litigation, other expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended, ("1940 Act")) of the Adviser or Sub-Adviser), subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through at least October 1, 2006. Pursuant to this expense limitation agreement, the expense limits for the Small Company Fund are 1.50%, 2.25%, 2.25% and 1.25% for Class A, B, C and I, respectively.

EXPENSE TABLES

      There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The following table shows the fees and expenses for Class A, Class B, Class C and Class I shares of Small Company Fund and SmallCap Opportunities Fund (as applicable).

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                             CLASS A(1)(2)  CLASS B   CLASS C    CLASS I   CLASS Q(7)
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                   5.75%(3)      None       None      None      None

Maximum deferred sales charge (load)(as a percentage of
the lower of original purchase price or redemption
proceeds)                                                       None(4)       5.00(5)    1.00(6)   None      None

(1) The Fund does not impose any front-end sales charge (load) on reinvested dividends or distributions.

(2) Class Q shareholders of SmallCap Opportunities Fund that are transitioned to Class A shares of Small Company Fund in the Reorganization are not subject to sales charges on future purchases of Class A shares of Small Company Fund for the life of their account.

(3) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in APPENDIX C.

(4) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A
      Shares: Initial Sales Charge Alternative" in APPENDIX C.

(5) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in APPENDIX C.

(6)   Imposed upon redemptions within 1 year from purchase.

(7)   Class Q is not offered by SmallCap Opportunities Fund.

      Neither SmallCap Opportunities Fund nor Small Company Fund has any redemption fees, exchange fees or sales charges on reinvested dividends.

      The current expenses of each of the Funds and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses of the Funds are based upon the operating expenses incurred by Class A, Class B, Class C, Class I and Class Q shares (as applicable) of the Funds for the period ended May 31, 2005. Pro forma fees show estimated fees of Small Company Fund after giving effect to the proposed Reorganization as adjusted to reflect changes in contractual changes. Pro forma numbers are estimated in good faith and are hypothetical.

               ANNUAL FUND OPERATING EXPENSES AS OF MAY 31, 2005
  (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

                                                  DISTRIBUTION
                                                  (12B-1) AND                  TOTAL
                                                  SHAREHOLDER                  FUND         WAIVERS,
                                      MANAGEMENT   SERVICING       OTHER     OPERATING  REIMBURSEMENT, AND     NET
                                         FEES       FEES(2)     EXPENSES(3)  EXPENSES     RECOUPMENT (4)    EXPENSES
                                      ----------  ------------  -----------  ---------  ------------------  --------
CLASS A

  SmallCap Opportunities Fund           0.95%        0.30%         0.49%       1.74%          (0.11)%         1.63%

  Small Company Fund                    0.85%        0.25%         0.26%       1.36%              -           1.36%

  Small Company Fund (Surviving Fund
     After the Reorganization)
     (Estimated Pro Forma)              0.84%        0.25%         0.26%       1.35%              -           1.35%
     (unaudited)

CLASS B

  SmallCap Opportunities Fund           0.95%        1.00%         0.49%       2.44%          (0.09)%         2.35%

  Small Company Fund                    0.85%        1.00%         0.26%       2.11%              -           2.11%

  Small Company Fund (Surviving Fund
     After the Reorganization
     (Estimated Pro Forma)              0.84%        1.00%         0.26%       2.10%              -           2.10%
     (unaudited)

CLASS C

  SmallCap Opportunities Fund           0.95%        1.00%         0.49%       2.44%          (0.09)%         2.35%

  Small Company Fund                    0.85%        1.00%         0.26%       2.11%              -           2.11%

  Small Company Fund (Surviving Fund
     After the Reorganization
     (Estimated Pro Forma)              0.84%        1.00%         0.26%       2.10%              -           2.10%
     (unaudited)

  CLASS I

  SmallCap Opportunities Fund           0.95%           -          0.33%       1.28%          (0.11)%         1.17%

  Small Company Fund                    0.85%           -          0.26%       1.11%              -           1.11%

  Small Company Fund (Surviving Fund
     After the Reorganization)
     (Estimated Pro Forma)              0.84%           -          0.26%       1.10%              -           1.10%
     (unaudited)

CLASS Q

  SmallCap Opportunities Fund           0.95%        0.25%         0.36%       1.56%          (0.11)%         1.45%

  Small Company Fund                       -            -             -           -               -              -

  Small Company Fund (Surviving Fund
     After the Reorganization
     (Estimated Pro Forma)(5)           0.84%        0.25%         0.26%       1.35%              -           1.35%
     (unaudited)

------------------------

(1)   The fiscal year end for each Fund is May 31.

(2) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.

(3) ING Fund Services receives an annual administration fee equal to 0.10% of the SmallCap Opportunities Fund's average daily net assets; ING Fund Services receives an annual administration fee equal to 0.08% of the Small Company Fund's average daily net assets.

(4) Pursuant to a side agreement effective January 1, 2005, ING Investments, LLC has effected expense limits for ING SmallCap Opportunities Fund of 1.50%, 2.25%, 2.25%, 1.25% and 1.50% for Class A, Class B, Class C,

      Class I and Class Q shares, respectively, through at least December 31, 2005. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if ING Investments, LLC elects to renew them. Any fees waived or expenses reimbursed pursuant to the side agreement shall not be eligible for recoupment. ING Investments has entered into an expense limitation agreement with Small Company Fund, to limit that Fund's expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. The current expense limitation agreement provides that it will remain in effect through at least October 1, 2006. Pursuant to this expense limitation agreement, the expense limits for the Small Company Fund are 1.50%, 2.25%, 2.25% and 1.25% for Class A, B, C and I shares, respectively.

(5) Class Q Shares of SmallCap Opportunities Fund will convert to Class A Shares of Small Company Fund in the Reorganization. Class A expenses are reflected.

      Following the Reorganization, certain holdings of SmallCap Opportunities Fund that are transferred to Small Company Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Small Company Fund, and the realization of taxable gains or losses for Small Company Fund.

      Examples. The following examples are intended to help you compare the cost of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                SMALLCAP OPPORTUNITIES FUND(1)                   SMALL COMPANY FUND
         -------------------------------------------  -------------------------------------------
         1 YEAR    3 YEARS     5 YEARS      10 YEARS  1 YEAR    3 YEARS      5 YEARS     10 YEARS
         ------    -------     -------      --------  ------    -------      -------     --------
CLASS A   $731     $  1,081    $ 1,455      $  2,500  $  706    $   981      $ 1,277     $ 2,116
CLASS B   $738     $  1,052    $ 1,492      $  2,597  $  714    $   961      $ 1,334     $ 2,250
CLASS C   $338     $    752    $ 1,292      $  2,769  $  314    $   661      $ 1,134     $ 2,441
CLASS I   $119     $    395    $   692      $  1,536  $  113    $   353      $   612     $ 1,352
CLASS Q   $148     $    482    $   840      $  1,847     N/A        N/A          N/A         N/A

                     ESTIMATED PRO FORMA:
                    THE FUNDS COMBINED**
             ------------------------------------
             1 YEAR  3 YEARS   5 YEARS   10 YEARS
             ------  -------   -------   --------
CLASS A      $  705  $   978   $  1,272  $ 2,105
CLASS B*     $  713  $   958   $  1,329  $ 2,240
CLASS C      $  313  $   658   $  1,129  $ 2,431
CLASS I      $  112  $   350   $    606  $ 1,340
CLASS Q(2)   $  137  $   428   $    739  $ 1,624

You would pay the following expenses if you did not redeem your shares:

               SMALLCAP OPPORTUNITIES FUND              SMALL COMPANY FUND
          ------------------------------------  ----------------------------------
          1 YEAR   3 YEARS  5 YEARS   10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
          ------  --------  --------  --------  ------  -------  -------  --------
CLASS A   $  731  $  1,081  $  1,455  $  2,500  $  706  $   981  $ 1,277  $  2,116
CLASS B*  $  238  $    752  $  1,292  $  2,597  $  214  $   661  $ 1,134  $  2,250
CLASS C   $  238  $    752  $  1,292  $  2,769  $  214  $   661  $ 1,134  $  2,441
CLASS I   $  119  $    395  $    692  $  1,536  $  113  $   353  $   612  $  1,352
CLASS Q   $  148  $    482  $    840  $  1,847     N/A      N/A      N/A       N/A

                  ESTIMATED PRO FORMA:
                  THE FUNDS COMBINED**(1)
            ---------------------------------
            1 YEAR  3 YEARS   YEARS  10 YEARS
            ------  -------  ------  --------
CLASS A     $  705  $   978  $1,272  $  2,105
CLASS B*    $  213  $   658  $1,129  $  2,240
CLASS C     $  213  $   658  $1,129  $  2,431
CLASS I     $  112  $   350  $  606  $  1,340
CLASS Q(2)  $  137  $   428  $  739  $  1,624

----------

(1) The examples reflect the contractual expense limitation for the one-year period, and the first year of the three-, five- and ten-year periods.

(2) Class Q shareholders of SmallCap Opportunities Fund that are transitioned to Class A shares of Small Company Fund in the Reorganization are not subject to sales charges on future purchases of Class A shares of Small Company Fund for the life of their account. Class A expenses without sales charges are reflected in the table.

* The ten-year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.

**    Estimated.

GENERAL INFORMATION

      Class A shares of Small Company Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but Class B and Class C shares will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of SmallCap Opportunities Fund held by that shareholder immediately prior to the Reorganization.

      In addition, the period that the shareholder held shares of SmallCap Opportunities Fund will be included in the holding period of Small Company Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Small Company Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of SmallCap Opportunities Fund were purchased by the shareholder. SmallCap Opportunities Fund and Small Company Fund are both subject to the sales load structure described in the table above in the section "Expense Tables."

      As described above, Class Q shareholders of SmallCap Opportunities Fund that are transitioned to Class A shares of Small Company Fund in the Reorganization are not subject to sales charges on future purchases of Class A shares of Small Company Fund for the life of their account.

      Following the Reorganization, certain holdings of SmallCap Opportunities Fund that are transferred to Small Company Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Small Company Fund, and the realization of taxable gains or losses for Small Company Fund.

KEY DIFFERENCES IN RIGHTS OF SMALLCAP OPPORTUNITIES FUND'S SHAREHOLDERS AND SMALL COMPANY FUND'S SHAREHOLDERS

      Small Company Fund is organized as a series of a Maryland corporation and is governed by Articles of Incorporation of Bylaws. SmallCap Opportunities Fund is organized as a series of Massachusetts business trust and is governed by a Declaration of Trust and Bylaws. Key differences under Small Company Fund's Articles of Incorporation/ Bylaws or Maryland law, and SmallCap Opportunities Fund's Declaration of Trust/Bylaws or Massachusetts law are presented below.

      SMALL COMPANY FUND                      SMALLCAP OPPORTUNITIES FUND
----------------------------------------  ----------------------------------------
The Articles of Incorporation does not    Shareholders have the power to amend the
specifically address amendments to the    Declaration of Trust, but Trustees are
charter documents; consequently,          also permitted to do so without a
amendments to the Fund's Articles of      shareholder vote if they deem it
Incorporation would be governed by        necessary to conform the Declaration of
Maryland General Corporation Law, which   Trust to Federal and state laws, to
generally provides that an amendment to   change the name of the Trust or make any
the Articles of Incorporation (except     other changes which do not materially
with respect to amendments to increase    adversely affect the rights of
or decrease the number of shares of       shareholders.
stock (or class of any such stock) of
the corporation that it has the           Shareholders also have the power to vote
authority to issue) to be submitted to    with respect to the election and removal
shareholders at an annual or special      of Trustees, investment advisory
meeting of the shareholders.              contract, termination of the Trust,
                                          merger, consolidation, or sale of
Both the Directors and the shareholders   assets, incorporation of the Trust or
have the right at any annual or special   any Series, 12b-1 plans. Both the
meeting, as long as appropriate notice    Trustees (unless a shareholder vote is
has been given, to alter or repeal any    required pursuant to law, Declaration of
Bylaws of the Corporation and to make     Trust, or the Bylaws) and the
new Bylaws.                               shareholders have the right to alter or
                                          repeal any Bylaws of the Trust and to
                                          make new Bylaws.


Because Small Company Fund is organized as a series of a Maryland corporation and SmallCap Opportunities Fund is organized as a series of a Massachusetts business trust, some differences between the rights of shareholders of Small Company Fund and SmallCap Opportunities Fund do exist under state law. Under the Maryland Code, shareholders of the Small Company Fund have no personal liability as such for the Fund's acts or obligations. Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the SmallCap Opportunities Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the SmallCap Opportunities Fund. As such, shareholders of the SmallCap Opportunities Fund have no personal liability as such for the Fund's acts or obligations.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

      The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as APPENDIX B.

      The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of SmallCap Opportunities Fund in exchange for common shares of Small Company Fund and the assumption by Small Company Fund of SmallCap Opportunities Fund's known liabilities, as set forth in that Fund's Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of Small Company Fund to shareholders of SmallCap Opportunities Fund, as provided for in the Reorganization Agreement. SmallCap Opportunities Fund will then be liquidated.

      Each Class A, Class B, Class C and Class I shareholder of SmallCap Opportunities Fund will hold, immediately after the Closing Date, shares of the corresponding class of Small Company Fund having an aggregate value equal to the aggregate value of the shares of the corresponding class of SmallCap Opportunities Fund held by that shareholder as of the Closing Date. Each Class Q shareholder will hold, immediately after the Closing Date, shares of Class A of Small Company Fund having an aggregate value equal to the aggregate value of the shares of Class Q of SmallCap Opportunities Fund, respectively, held by that shareholder as of the Closing Date. In the interest of economy and convenience, shares of Small Company Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

      Until the Closing Date, shareholders of SmallCap Opportunities Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by Small Company Fund for the redemption of its shares.

      The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of SmallCap Opportunities Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to APPENDIX B to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

      The Reorganization is one of several reorganizations that have taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and confusion about overlapping funds. ING Investments also believes that the reorganizations may benefit Fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

      The proposed Reorganization was presented for consideration to the Board of Trustees of SmallCap Opportunities Fund at a meeting held on July 21, 2005 and the Board of Directors of Small Company Fund at a meeting held on June 17, 2005. For the reasons discussed below, the Trustees of SmallCap Opportunities Fund, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, determined that the interests of the shareholders of SmallCap Opportunities Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of SmallCap Opportunities Fund and its shareholders. The Directors of Small
Company Fund, including all of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, for the reasons discussed below, also determined that the interests of the shareholders of Small Company Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Small Company Fund and its shareholders.

      The Reorganization will allow SmallCap Opportunities Fund's shareholders to continue to participate in a professionally-managed portfolio that seeks to achieve growth of capital through investment in equity securities of small companies. Additionally, the proposed Reorganization is expected to result in lower expenses for shareholders of all classes of SmallCap Opportunities Fund. As shareholders of Small Company Fund, shareholders will be able to continue to exchange into the ING Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the ING Funds and the Classes available after the Reorganization is contained in APPENDIX D.

BOARD CONSIDERATIONS

      The Board of Trustees of SmallCap Opportunities Fund, in recommending the proposed transaction, considered a number of factors, including the following:

  - the plans of management to reduce overlap in funds in the ING Fund complex;

  -   the potential benefits of the transaction to shareholders;

  - the relative investment performance of SmallCap Opportunities Fund as compared to Small Company Fund;

  - expense ratios and information regarding fees and expenses of SmallCap Opportunities Fund and Small Company Fund;

  -   the relative size of the Funds;

  - whether the Reorganization would dilute the interests of either Fund's current shareholders;

  - the similarity of investment objectives and strategies of Small Company Fund with those of SmallCap Opportunities Fund;

  - the availability of a suitable class of shares in Small Company Fund for all shareholders of SmallCap Opportunities Fund;


  - all fees and expenses in connection with the Reorganization will be borne directly by the Funds' investment adviser (or an affiliate of the investment adviser);


  -   any benefits that may be realized by the Adviser; and

  - the tax consequences of the Reorganization to SmallCap Opportunities Fund and its shareholders, including the tax-free nature of the transaction.

      The Board of Trustees also considered the future potential benefits to ING Investments in that its costs to administer both Funds may be reduced if the Reorganization is approved.

      THE TRUSTEES OF SMALLCAP OPPORTUNITIES FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH SMALL COMPANY FUND.

TAX CONSIDERATIONS

      The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither SmallCap Opportunities Fund nor its shareholders, nor Small Company Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

      Immediately prior to the Reorganization, SmallCap Opportunities Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of SmallCap Opportunities Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of SmallCap Opportunities Fund's shareholders.

      As of May 31, 2005, SmallCap Opportunities Fund and Small Company Fund had accumulated capital loss carryforwards of approximately $319.7 million and $2.1 million, respectively. After the Reorganization, the losses of SmallCap Opportunities Fund generally will be available to Small Company Fund to offset its capital gains, although a portion of the amount of these losses that may offset Small Company Fund's capital gains in any given year will be limited due to this Reorganization. Further, given the amount of such loss carryovers as compared to the current size of the relevant funds, it is unlikely that such loss carryovers will be fully used. Also, after the Reorganization, the losses of Small Company Fund will be available to Small Company Fund to offset its capital gains, although a portion of the amount of those losses which may offset the Small Company Fund's capital gains in any given year will be limited. As a result of this limitation, it is possible that Small Company Fund may not be able to use its losses as rapidly as it might have had the Reorganization not occurred, and part of these losses may not be useable at all. The ability of Small Company Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards currently are available only to pre-reorganization shareholders of each Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-reorganization shareholders of Small Company Fund.

EXPENSES OF THE REORGANIZATION

      The expenses relating to the proposed Reorganization will be borne by ING Investments (or an affiliate of ING Investments). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the Investment Company Act of 1940, preparation of the Registration Statement, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

      SmallCap Opportunities Fund is a diversified series of ING Equity Trust, an open-end management investment company organized as a Massachusetts business trust. ING Equity Trust is governed by a Board of Trustees consisting of eleven members. For more information on the history of ING Equity Trust, see the SAI.

      Small Company Fund is a diversified series of ING Series Fund, Inc., an open-end management investment company organized as a Maryland corporation. ING Series Fund, Inc. is governed by a Board of Directors consisting of eight members. For more information on the history of ING Series Fund, see the SAI.

DISTRIBUTOR

      ING Funds Distributor, LLC (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is the principal distributor for both Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS

      Both Small Company Fund and SmallCap Opportunities Fund pay dividends from net investment income, if any, on an annual basis. Each Fund distributes capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

      If the Reorganization Agreement is approved by SmallCap Opportunities Fund's shareholders, then as soon as practicable before the Closing Date, SmallCap Opportunities Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

      The following table shows on an unaudited basis the capitalization of each of the Funds as of May 31, 2005, and on a pro forma basis as of May 31, 2005, giving effect to the Reorganization:


                                            NET ASSET VALUE    SHARES
                               NET ASSETS      PER SHARE     OUTSTANDING
                              ------------  ---------------  -----------
SMALLCAP OPPORTUNITIES FUND

  Class A                     $ 93,821,344      $ 24.37        3,849,232
  Class B                     $ 43,929,252      $ 22.32        1,968,099
  Class C                     $ 43,602,966      $ 22.27        1,957,754
  Class I                     $ 13,358,507      $ 24.73          540,092
  Class Q*                    $    242,574      $ 24.54            9,884
SMALL COMPANY FUND
  Class A                     $ 92,363,466      $ 16.46        5,612,317
  Class B                     $  6,782,822      $ 16.37          414,331
  Class C                     $  3,824,986      $ 16.28          234,884
  Class I                     $ 23,581,212      $ 17.11        1,378,527

PRO FORMA - SMALL COMPANY FUND INCLUDING SMALLCAP OPPORTUNITIES FUND
Class A                       $186,427,384      $ 16.46       11,327,014
Class B                       $ 50,712,074      $ 16.37        3,097,853
Class C                       $ 47,427,952      $ 16.28        2,913,199
Class I                       $ 36,939,719      $ 17.11        2,159,270

* Class Q shares of SmallCap Opportunities Fund will convert to Class A shares of Small Company Fund.

                 GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

      Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about September 23, 2005. Shareholders of SmallCap Opportunities Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications. SmallCap Opportunities Fund has retained Computershare Fund Services (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of the proxy solicitation is $60,000. ING Investments will bear the cost of the proxy solicitation. Shareholders of SmallCap Opportunities Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

      In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online.

Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-804-3212.

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with SmallCap Opportunities Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of SmallCap Opportunities Fund that may be presented at the Special Meeting.

VOTING RIGHTS

      As a shareholder of SmallCap Opportunities Fund you are entitled to one vote for each share held as to any matter on which you are entitled to vote and for each fractional share that you own, you shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

      Only shareholders of SmallCap Opportunities Fund at the close of business on August 16, 2005 (the "Record Date") will be entitled to be present and give voting instructions for SmallCap Opportunities Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 7,849,867.469 shares of SmallCap Opportunities Fund were outstanding and entitled to vote.

      Approval of the Reorganization Agreement requires the vote, if a quorum is present, of a majority of the shares voted in person or by proxy. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

      SmallCap Opportunities Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, SmallCap Opportunities Fund understands that the broker-dealers that are members of the New York Stock Exchange may consider whether the rules of the New York Stock Exchange permit the broker-dealers to vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners. If permitted, such broker-dealers may so vote.

      To the knowledge of ING Investments, as of August 16, 2005, no current Director owns 1% or more of the outstanding shares of either Fund, and the officers and Trustees own, as a group, less than 1% of the shares of either Fund.

      APPENDIX E hereto lists the persons that, as of August 16, 2005, owned beneficially or of record 5% or more of the outstanding shares of any Class of SmallCap Opportunities Fund or Small Company Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

      SmallCap Opportunities Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy
Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

      SmallCap Opportunities Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by SmallCap Opportunities Fund's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

      ING Investments will furnish, without charge, a copy of the most recent Annual Report regarding either of the Funds and more recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed in writing to the Fund at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling Shareholder Services at 1-800-992-0180.

      IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                              /s/ Huey P. Falgout, Jr.
                                                  Huey P. Falgout, Jr.,
                                                  Secretary

September 23, 2005
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                      APPENDIX A

             PORTFOLIO MANAGER'S REPORT FOR ING SMALL COMPANY FUND


Set forth is an excerpt from ING Small Company Fund's Annual report, dated May 31, 2005.




The ING Small Company Fund (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks with smaller market capitalization. The Fund, prior to July 25, 2005, was managed by a team of equity investment specialists led by Carolie Burroughs, Portfolio Manager, ING Investment Management Co.+-- the Sub-Adviser.

PERFORMANCE: For the year ended May 31, 2005, the Fund's Class A shares, excluding sales charges, provided a total return of 8.79% compared to the Russell 2000 Index(4), which returned 9.82% for the same period.








PORTFOLIO SPECIFICS: Rising oil prices, Federal Reserve rate hikes, and economic data wreaked havoc on the small-cap universe. While oil prices continued to elevate the energy sector, the performance of defensive and cyclical stocks was quite mixed. Our stock selection in the technology and producer durables sectors contributed positively to the Fund's performance, but stock selection in the healthcare and consumer discretionary sectors contributed negatively. The largest individual positive contributors to performance during the period were Southwestern Energy Co., United Defense Industries, and Electronic Boutiques Holdings Corp. The largest negative contributors were Knight Capital Group, Inc., Sanderson Farms, Inc., and OSI Pharmaceuticals, Inc. Our underweight position in the healthcare sector contributed positively to the Fund's performance, while our overweight in technology contributed negatively.

Since the beginning of the period, we reduced our weightings in the consumer discretionary, materials and processing, and healthcare sectors. We increased our weight in the financial services sector, although we remain underweight the sector. We moved to a market weight in the energy, utilities, and autos and transportation sectors. We reduced our overweight positions in the technology and producer durables sectors. We continue to maintain the +/-5% limit for all of our sector active weights and a style neutral position to mitigate the potential harm caused by market swings. On average, our cash position was 2-5%.


CURRENT STRATEGY AND OUTLOOK: We expect the U.S. economy to continue its gradual pace of expansion in 2005. Although we expect the U.S. equities market to finish the year in positive territory, we expect it to remain on its rocky road at least for the short term. We expect ongoing sector rotation, given the Federal Reserve Board's anticipation of and willingness to react to inflation. In addition to what has occurred year-to-date, we anticipate further shifts in asset allocation, which we believe will cause some smaller capitalization benchmarks to underperform. However, this should set the stage for the second half of 2005 during which we expect the market to reward those stocks with stronger fundamentals.

The small-cap cycle is entering its final phase -- a phase which can last multiple quarters. First, price-to-sales and price-to-earnings multiples of smaller capitalization stocks relative to large-cap stocks are slightly below historical averages, even though earnings and revenue growth for smaller capitalization stocks have exceeded those for large-cap stocks for the past three quarters. Second, access to capital for small-cap stocks has improved, particularly in the convertible debt and high yield markets. Finally, merger and acquisition activity remains strong. On a price-to-cash basis, large-cap companies still trump their smaller capitalization counterparts. We expect consolidation to continue with most deals continuing to occur in the small-cap space.

Looking forward, we are optimistic on the economic recovery and U.S. equities market. Whatever challenges the market presents in the short term, we continue to follow our discipline and focus on stocks that have the best fundamentals to outperform over the long run. We believe the Fund is well positioned to benefit as the small-cap cycle continues to move up the market-cap spectrum and better quality stocks begin to consistently outperform.


+ ING Small Company Fund changed portfolio managers from Carolie Burroughs to Steve Salopek on July 25, 2005. For more information on the portfolio manager, please see the proxy/prospectus.

PORTFOLIO MANAGERS' REPORT                                ING SMALL COMPANY FUND

ING SMALL COMPANY FUND CLASS A

                                  [LINE GRAPH]

                Class A             Class A                 Russell 2000
                  With              Without                    Growth
              Sales Charge       Sales Charge                  Index
              ------------       ------------               ------------
5/31/1995       $  9,425           $ 10,000                   $ 10,000
5/31/1996       $ 13,684           $ 14,517                   $ 13,589
5/31/1997       $ 14,576           $ 15,463                   $ 14,536
5/31/1998       $ 18,799           $ 19,943                   $ 17,624
5/31/1999       $ 18,560           $ 19,689                   $ 17,150
5/31/2000       $ 24,785           $ 26,293                   $ 18,851
5/31/2001       $ 25,156           $ 26,687                   $ 19,923
5/31/2002       $ 24,889           $ 26,404                   $ 19,823
5/31/2003       $ 21,910           $ 23,243                   $ 18,200
5/31/2004       $ 27,487           $ 29,160                   $ 23,714
5/31/2005       $ 29,860           $ 31,702                   $ 26,032

         AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2005

                                                                 SINCE INCEPTION     SINCE INCEPTION
                                                                   OF CLASS B          OF CLASS C
                                 1 YEAR    5 YEAR      10 YEAR    MARCH 1, 1999       JUNE 30, 1998
                                 ------    ------      -------   ---------------     ---------------
INCLUDING SALES CHARGE:
  CLASS A(1)                      2.54%    2.60%       11.56%             --                --
  CLASS B(2)                      2.98%    2.69%          --            9.09%               --
  CLASS O(3)                      6.96%    3.01%          --              --              6.12%
  CLASS I                         9.05%    4.09%       12.64%             --                --
EXCLUDING SALES CHARGE:
  CLASS A                         8.79%    3.82%       12.23%             --                --
  CLASS B                         7.98%    3.05%          --            9.09%               --
  CLASS C                         7.96%    3.01%          --              --              6.12%
  CLASS I                         9.05%    4.09%       12.64%             --                --
  RUSSELL 2000 INDEX(4)           9.82%    6.68%       10.04%           8.91%             5.78%((5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Fund against the Index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges. The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1 % for the 1 year return.

(4) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(5)   Since inception performance for index is shown from July 1, 1998.

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 21st day of July, 2005, by and between ING Series Fund, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the "Company"), on behalf of its series, ING Small Company Fund (the "Acquiring Fund"), and ING Equity Trust, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the "Trust"), on behalf of its series, ING SmallCap Opportunities Fund (the "Acquired Fund").

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class I voting common shares of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

      WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

      WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

      1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C and Class I Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; (ii) to deliver to the Acquired Fund the number of full and fractional Class A Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to Class Q shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of Class A, computed in the manner and as of the time and date set forth in paragraph 2.2; and (iii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

      1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities of the Acquired Fund set forth in the Acquired Fund's Statement of Assets and Liabilities as of the Closing Date delivered by the Trust, on behalf of the Acquired Fund, to the Company, on behalf of the Acquiring Fund, pursuant to paragraph 7.2 hereof. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund's shareholders of record with respect to Class A, Class B, Class C and Class I shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1; (ii) distribute to the Acquired Fund's shareholders of record with respect to Class Q shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Fund Shares of Class A received by the Acquired Fund pursuant to paragraph 1.1; and (iii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Class A, Class B, Class C, Class I and Class Q Acquired Fund's shareholders, determined as of immediately after the close of business on the Closing Date ("Acquired Fund Shareholders"). The aggregate net asset value of Class A, Class B, Class C and Class I Acquiring Fund Shares to be so credited to Class A, Class B, Class C and Class I Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. The aggregate net asset value of Class A Acquiring Fund Shares to be so credited to Class Q Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares of Class Q owned by such shareholders on the Closing Date. All issued and outstanding Class A, Class B, Class C and Class I Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class I shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. All issued and outstanding Class Q Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class Q shares of the Acquired Fund will represent a number of Class A Acquiring Fund shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C and Class I Acquiring Fund Shares in connection with such exchange.

      1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, as defined in paragraph 3.3.

      1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.    VALUATION

      2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.


      2.2. The net asset value of a Class A, Class B, Class C, and Class I Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information and valuation procedures established by the Acquiring Fund's Board of Directors.


      2.3. The number of the Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, Class I and Class Q shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same Class, determined in accordance with paragraph 2.2. The number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class Q assets shall be determined with respect to Class Q by dividing the value of the net assets with respect to the Class Q shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Class A Acquiring Fund Share, determined in accordance with paragraph 2.2.

      2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to review by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.    CLOSING AND CLOSING DATE

      3.1. The Closing Date shall be December 3, 2005, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

      3.2. The Acquired Fund shall direct the Bank of New York Company, Inc., as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) in which the Acquired Fund's Assets are deposited, the Acquired Fund's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

      3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class I and Class Q shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

      3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Directors of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

      4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquired Fund, represents and warrants to the Company as follows:

            (a) The Acquired Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

            (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

            (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

            (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

            (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

            (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

            (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at May 31, 2005 have been audited by KPMG LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (j) Since May 31, 2005 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

            (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

            (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

            (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

            (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Trust as follows:

            (a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

            (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

            (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

            (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

            (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

            (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at May 31, 2005 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (i) Since May 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

            (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

            (l) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

            (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (n) The Class A, Class B, Class C, Class I and Class Q Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

            (o) The information to be furnished by the Company for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

            (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3. The Acquired Fund covenants that the Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

      5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

      5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, and Class I Acquiring Fund Shares received at the Closing.

      5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.9. The Trust, on behalf of the Acquired Fund, covenants that the Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund's Shares to be delivered hereunder, and (b) the Company's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

      5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      6.2. The Company shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Trust shall reasonably request;

      6.3. The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

      6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      7.2. The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

      7.3. The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;

      7.4. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

      7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

      7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Company, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Company nor the Trust may waive the conditions set forth in this paragraph 8.1;

      8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5. The parties shall have received the opinion of Dechert LLP addressed to the Trust and the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company and the Trust. Notwithstanding anything herein to the contrary, neither the Company nor the Trust may waive the condition set forth in this paragraph 8.5.

9.    BROKERAGE FEES AND EXPENSES

      9.1. The Trust, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Fund (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1. The Company and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.   TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before March 31, 2006, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C, and Class I Acquiring Fund Shares to be issued to the Class A, Class B, Class C, Class I and Class Q Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Company or the Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Huey Falgout, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

      14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                ING SERIES FUND, INC. on behalf of its
                                       ING SMALL COMPANY FUND series

________________________               By: _____________________________________
Secretary

                                       Its: ____________________________________

Attest:                                ING EQUITY TRUST on behalf of its
                                       ING SMALLCAP OPPORTUNITIES FUND series

_______________________                By: _____________________________________
Secretary

                                       Its: ____________________________________

                                                                      APPENDIX C

             ADDITIONAL INFORMATION REGARDING ING SMALL COMPANY FUND

                             ("SMALL COMPANY FUND")

                                SHAREHOLDER GUIDE

ING PURCHASE OPTIONS(TM)

   This Proxy Statement/Prospectus relates to four separate Classes of shares of Small Company Fund: Class A, Class B, Class C, and Class I, each of which represents an identical interest in Small Company Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of Small Company Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING SmallCap Opportunities Fund ("SmallCap Opportunities Fund") shares held by you immediately prior to the Reorganization, and the period that you held shares of SmallCap Opportunities Fund will be included in the holding period of Small Company Fund shares for purposes of calculating any contingent deferred sales charges and determining any conversion rights. Purchases of the shares of Small Company Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

   The sales charges and fees for each Class of shares of Small Company Fund are shown and contrasted in the chart below.

                                                            CLASS A      CLASS B         CLASS C              CLASS I
                                                            -------      -------         -------              -------
Maximum Initial Sales Charge on Purchases                    5.75%(1)      None             None                None

Contingent Deferred Sales Charge ("CDSC")                     None(2)     5.00%(3)         1.00%(4)             None

Annual Distribution (12b-1) and Service Fees (5)             0.25%        1.00%            1.00%                None

Maximum Purchase                                            Unlimited    $100,000       Unlimited            Unlimited

Automatic Conversion to Class A                                N/A      8 Years(6)         N/A                  N/A

----------

(1)   Reduced for purchases of $50,000 and over.

(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative" in this APPENDIX C.

(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this APPENDIX C.

(4)   Imposed upon redemption within 1 year from purchase.

(5)   Annual asset-based distribution charge.

(6) Class B shares of Small Company Fund issued to shareholders of SmallCap Opportunities Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of SmallCap Opportunities Fund.

   The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $100,000 will be declined.

      CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of Small Company Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases Without a Sales Charge" and "Reduced Sales Charges" below.

                              CLASS A SHARES(1)(2)

                                             AS A % OF THE                          AS A %
YOUR INVESTMENT                             OFFERING PRICE                          OF NAV
---------------                             --------------                          ------
Less than $50,000                                5.75%                               6.10%
$50,000 - $99,999                                4.50%                               4.71%
$100,000 - $249,999                              3.50%                               3.63%
$250,000 - $499,999                              2.50%                               2.56%
$500,000 - $1,000,000                            2.00%                               2.04%
$1,000,000 and over                                              See below

-----------
(1) Shareholders that purchased funds prior to February 2, 1998 that were a part of the Aetna family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2)   The term "offering price" includes the front-end sales charge.

      There is no initial sales charge on purchases of Class A shares of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                       PERIOD DURING
YOUR INVESTMENT                      CDSC            WHICH CDSC APPLIES
---------------                      ----            ------------------
$1,000,000 - $2,499,999              1.00%                2 years
$2,500,000 - $4,999,999              0.50%                 1 year
$5,000,000 and over                  0.25%                 1 year

      REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of Small Company Fund or other open-end funds in the ING Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Small Company Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the applicable fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information ("SAI") for Small Company Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent, as described below, at 1-800-992-0180 for more information.

      A sales charge may also be reduced by taking into account the current value of your existing holdings in Small Company Fund or any other open-end funds in the ING Fund complex (excluding ING Aeltus Money Market Fund and ING Classic Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the SAI for Small Company Fund for details or contact the Shareholder Servicing Representative, as defined below, at 1-800-992-0180 for more information.

      For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds that impose a CDSC may be combined with Class A shares for a reduced sales charge but this will not affect any CDSC that may be imposed upon the redemption of shares of Small Company Fund.

      SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the SAI for Small Company Fund.

      CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of Small Company Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $100,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the

NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

YEAR OF REDEMPTION AFTER PURCHASE                       CDSC
---------------------------------                       ----
First                                                    5%
Second                                                   4%
Third                                                    3%
Fourth                                                   3%
Fifth                                                    2%
Sixth                                                    1%
After Sixth Year                                        None

      Class B shares will automatically convert into Class A shares eight years after purchase. Class B shares of Small Company Fund issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of SmallCap Opportunities Fund. For additional information on the CDSC and the conversion of Class B, see Small Company Fund's SAI.

      CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

      CLASS I SHARES. Class I shares are offered at their NAV per share without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $1,000,000. The Distributor may waive the minimum from time to time.

      WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

      (i) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

      (ii) The CDSC also may be waived for Class B and Class C shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

      (iii) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

      (iv) The CDSC also will be waived in the case of reinvestment of dividends and capital gains distributions.

      If you think you may be eligible for a CDSC waiver, contact a Shareholder Servicing Representative at 1-800-992-0180.

      REINSTATEMENT PRIVILEGE. Class B or Class C shareholders who have redeemed their shares in any open-end ING Fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the SAI for Small Company Fund for details or contact the Shareholder Servicing Representative at 1-800-992-0180 for more information.

      RULE 12B-1 PLAN. Small Company Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") applicable to Class A, Class B and Class C shares of Small Company Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Funds Distributor, LLC (the "Distributor") may receive from

Small Company Fund an annual fee in connection with the offering, sale and shareholder servicing of Small Company Fund's Class A, Class B and Class C shares.

      DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of Small Company Fund and in connection with services rendered to shareholders of Small Company Fund, Small Company Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of Small Company Fund's average daily net assets attributable to that Class):

                     SERVICING FEE     DISTRIBUTION FEE
                     -------------     ----------------
Class A                 0.00%              0.25%
Class B                 0.25%              0.75%
Class C                 0.25%              0.75%
Class I                  N/A                N/A

      Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B or Class C shares of Small Company Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of Small Company Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      OTHER EXPENSES. In addition to the management fee and other fees described previously, Small Company Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs and the compensation of Directors who are not affiliated with ING Investments, LLC ("ING Investments"). Most Small Company Fund expenses are allocated proportionately among all of the outstanding shares of Small Company Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASING SHARES

   The minimum initial investment in Small Company Fund is $1,000 ($1,000,000 for Class I shares or $250 for IRAs), and the minimum for additional investment in Small Company Fund is $100 ($10,000 for Class Q shares). The minimum initial investment for a pre-authorized retirement plan is $1,000, plus monthly installments of at least $100. Small Company Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000 ($1,000,000 for Class I shares or $250 for IRAs).

   Small Company Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts.

   If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

      CUSTOMER IDENTIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

   What this means for you: The Fund and the Distributor must obtain the following information for each person that opens an account:

            -     Name;

            -     Date of Birth;

            - Physical residential address (although post office boxes are still permitted for mailing); and

            - Social security number, taxpayer identification number, or other identifying number.

      You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

      EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

FREQUENT TRADING - MARKET TIMING. The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board of Directors/Trustees ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders of each Fund are limited to four exchanges among the ING Complex of Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with the Funds' Systematic Exchange Privilege or other automatic purchases or redemptions. Additionally, the Funds monitor the trading activity of persons or entities that have been associated with market timing historically. The Funds reserve the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term-trading, none of them alone nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

   PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

DETERMINATION OF NET ASSET VALUE. The NAV per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent a Fund invests in other registered investment companies, the Fund's NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, the Fund will use a fair value for the security that is determined in accordance with procedures adopted by a Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-     Securities of an issuer that has entered into a restructuring;

-     Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

-     Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment that securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

      PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at 1-800-992-0180.

      RETIREMENT PLANS. Small Company Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

      EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in Small Company Fund's Prospectus under the section "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

   You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of Small Company Fund will not be issued unless you request them in writing.

      TELEPHONE ORDERS. Small Company Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. Small Company Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If Small Company Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGE PRIVILEGES AND RESTRICTIONS

   An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at 1-800-992-0180. There is no specific limit on exchange frequency; however, Small Company Fund is intended for long term investment and not as a trading vehicle. ING Investments or the Distributor may prohibit excessive exchanges (more than four per year). ING Investments reserves the right, upon 60 days' prior notice, to cancel the exchange policy or restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of Small Company Fund into which they are being exchanged.

   Shares of one class of Small Company Fund generally may be exchanged for shares of that same Class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of Small Company Fund being acquired may be legally sold.

   If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior income Fund prospectus or any other ING prospectus by calling 1-800-992-0180 or by going to www.ingfunds.com.

   You will automatically have the ability to request an exchange by calling the Shareholder Service Agent at 1-800-992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

      CDSC ON EXCHANGE INTO ING SENIOR INCOME FUND. You are not required to pay an applicable CDSC upon any exchange from Small Company Fund (or any other ING
Fund) into the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your shares for repurchase by that fund, the CDSC will apply from the fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in Small Company Fund (or other ING Fund).

      SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000, subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

      SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, Small Company Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000 other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

      Shares of Small Company Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

      SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see Small Company Fund's SAI.

      PAYMENTS. Payment to shareholders for shares redeemed ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. Small Company Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. Small Company Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the U.S. Securities and Exchange Commission. Small Company Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to Small Company Fund, Small Company Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, Small Company Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

ACCOUNT ACCESS

   Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling 1-800-992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

   Small Company Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180 and select Option 1 or obtain a policy over the internet at www.ingfunds.com.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Funds' website until the Funds file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

MANAGEMENT OF SMALL COMPANY FUND

      INVESTMENT ADVISER. ING Investments, an Arizona limited liability company, serves as the investment adviser to Small Company Fund. ING Investments has overall responsibility for management of Small Company Fund. ING Investments has engaged a Sub-Adviser to provide the day-to-day management of the Small Company Fund's portfolio. ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser as well as the custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services provided to Small Company Fund. As of May 31, 2005, ING Investments managed over $39.1 billion in assets.

      SUB-ADVISER. ING Investment Management Co., ("ING IM"), a registered investment adviser, is responsible for providing the day-to-day management of Small Company Fund. ING IM is an indirect, wholly-owned subsidiary of ING Groep, N.V. (NYSE:ING) ("ING Group") and an affiliate of ING Investments. ING IM has been managing client assets for more than a quarter century and as of May 31, 2005, managed over $164.0 billion in assets.

      Small Company Fund has been managed by Steve Salopek since July 2005. Prior to joining ING IM in June 2005, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small cap growth assets.

     ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS. The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Fund.

      PARENT COMPANY AND DISTRIBUTOR. ING Investments and the Distributor are indirect, wholly owned subsidiaries of ING Group. ING Group is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with over 100,000 employees.

      From time to time, the Distributor or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of ING Group, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

      SHAREHOLDER SERVICES REPRESENTATIVE. ING Funds Services, LLC serves as Shareholder Services Representative for Small Company Fund. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. Small Company Fund pays the Shareholder Services Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

      PORTFOLIO TRANSACTIONS. ING Investments will place orders to execute securities transactions that are designed to implement Small Company Fund's investment objectives and policies. ING Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Investments may consider brokerage and research services provided by a broker to ING Investments or its affiliates, and Small Company Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Investments may place securities transactions with brokers that provide certain services to Small Company Fund.

DIVIDENDS, DISTRIBUTIONS & TAXES

      DIVIDENDS AND DISTRIBUTIONS. Small Company Fund generally distributes most or all of its net earnings in the form of dividends. Small Company Fund pays dividends, if any, on an annual basis. Capital gains, if any, are distributed annually. Dividends and distributions will be determined on a class basis.

   Any dividends and distributions paid by Small Company Fund will be automatically reinvested in additional shares of the respective class of Small Company Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Prospectus, elect to have all dividends and other distributions paid on Class A, Class B, Class C and Class I shares of Small Company Fund invested into an ING Fund that offers Class A, Class B, Class C and Class I shares.

      FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see Small Company Fund's SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in Small Company Fund.

      Small Company Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although Small Company Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if Small Company Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

   Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

   - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

   - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

   - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

   - Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

      Dividends declared by Small Company Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

      You will receive an annual statement summarizing your dividend and capital gains distributions.

      If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

      There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

      As with all mutual funds, Small Company Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide Small Company Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

The information in the table below has been derived from ING Small Company Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                            CLASS A
                                                         --------------------------------------------------------------------------
                                                                                            SEVEN
                                                                                            MONTHS
                                                               YEAR ENDED MAY 31,            ENDED         YEAR ENDED OCTOBER 31,
                                                         -------------------------------    MAY 31,     ---------------------------
                                                           2005          2004      2003      2002(1)           2001      2000
                                                         --------      --------   ------    --------          -----     ------
PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of period                $  15.13        12.06     13.70      12.74            14.80     12.11
     Income (loss) from investment operations:
     Net investment income                               $  (0.01)        0.00*    (0.01)     (0.03)            0.03      0.02
     Net realized and unrealized gain (loss) on
        investments                                      $   1.34         3.07     (1.63)      1.00            (1.30)     3.62
     Total from investment operations                    $   1.33         3.07     (1.64)      0.97            (1.27)     3.64
     Less distributions from:
     Net investment income                               $     --          -        -          0.01             0.05      0.01
     Net realized gains on investments                   $     --          -        -            -              0.74      0.94
     Total distributions                                 $     --          -        -          0.01             0.79      0.95
     Net asset value, end of period                      $  16.46        15.13     12.06      13.70            12.74     14.80
     TOTAL RETURN(2)                                     %   8.79        25.46    (11.97)      7.64            (8.66)    31.55
RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (000's)                   $ 92,363      123,834    92,176    101,892           69,074    61,682
     Ratios to average net assets:
     Expenses(3)(4)                                      %   1.36         1.28      1.38       1.32             1.34      1.35
     Net investment income (loss) after expense
       reimbursement(3)(4)                               % (0.07)        (0.03)    (0.08)     (0.37)            0.25      0.21
     Portfolio turnover rate                             %     47          123       322        200              257       333

-----------
(1)   The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*     Amount less than $0.01 per share.

                                                                                       CLASS B
                                                        --------------------------------------------------------------
                                                                                        SEVEN
                                                                                        MONTHS
                                                           YEAR ENDED MAY 31,           ENDED    YEAR ENDED OCTOBER 31,
                                                        -----------------------         MAY 31,  ----------------------
                                                         2005         2004       2003   2002(1)      2001       2000
                                                        --------     ------    -------  -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of period               $  15.16     12.17      13.93    13.00      15.12      12.37
     Income (loss) from investment operations:
     Net investment income (loss)                       $  (0.17)    (0.09)     (0.10)   (0.06)     (0.07)      0.01
     Net realized and unrealized gain (loss) on
         investments                                    $   1.33      3.08      (1.66)    0.99      (1.33)      3.61
     Total from investment operations                   $   1.21      2.99      (1.76)    0.93      (1.40)      3.62
     Less distributions from:
     Net realized gains on investments                  $     --       -         -          -        0.72       0.87
     Total distributions                                $     --       -         -          -        0.72       0.87
     Net asset value, end of period                     $  16.37     15.16      12.17    13.93      13.00      15.12
     TOTAL RETURN(2)                                    %   7.98     24.57     (12.63)    7.15      (9.37)     30.51
RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (000's)                  $  6,783     6,234      2,048    1,890      1,173      1,246
     Ratios to average net assets:
     Expenses(3)(4)                                     %   2.11      2.03       2.13     2.07       2.09       2.10
     Net investment loss after expense
        reimbursement(3)(4)                             %  (0.77)    (0.84)     (0.83)   (1.11)     (0.50)     (0.54)
     Portfolio turnover rate                            %     47       123        322      200        257        333

-------------
(1)   The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                                                                                      CLASS C
                                                        ---------------------------------------------------------------------
                                                                                        SEVEN
                                                                                        MONTHS
                                                              YEAR ENDED MAY 31,         ENDED        YEAR ENDED OCTOBER 31,
                                                         ---------------------------    MAY 31,     -------------------------
                                                           2005       2004     2003     2002(1)           2001     2000
                                                         --------    ------  -------    -------          ------   ------
PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of period                $  15.08    12.11    13.88     12.95            15.04    12.32
     Income (loss) from investment operations:
     Net investment income                               $  (0.13)   (0.11)   (0.10)    (0.12)           (0.08)    0.02
     Net realized and unrealized gain (loss) on
         investments                                     $   1.33     3.08    (1.67)     1.05            (1.32)    3.59
     Total from investment operations                    $   1.20     2.97    (1.77)     0.93            (1.40)    3.61
     Less distributions from:
     Net investment income                               $     --      -       -           -               -        -
     Net realized gains on investments                   $     --      -       -           -              0.69     0.89
     Total distributions                                 $     --      -       -           -              0.69     0.89
     Net asset value, end of period                      $  16.28    15.08    12.11     13.88            12.95    15.04
     TOTAL RETURN(2)                                     %   7.96    24.53   (12.75)     7.18            (9.39)   30.54
RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (000's)                   $  3,825    3,855    2,270     3,369            4,040    6,736
     Ratios to average net assets:
     Expenses(3)(4)                                      %   2.11     2.03     2.13      2.07             2.09     2.10
     Net investment income (loss) after expense
        reimbursement(3)(4)                              % (0.78)    (0.80)   (0.83)    (1.09)           (0.50)   (0.54)
     Portfolio turnover rate                             %     47      123      322       200              257      333

----------

(1)   The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                                                                                         CLASS I
                                                       -------------------------------------------------------------------------
                                                                                           SEVEN
                                                                                           MONTHS
                                                            YEAR ENDED MAY 31,             ENDED         YEAR ENDED OCTOBER 31,
                                                       -----------------------------       MAY 31,   ---------------------------
                                                        2005       2004       2003         2002(1)          2001      2000
                                                       --------   -------    -------      --------        --------   -------
PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of period              $  15.69     12.49      14.15        13.17            15.26     12.46
     Income (loss) from investment operations:
     Net investment income                             $  (0.01)     0.04       0.02        (0.01)            0.07      0.06
     Net realized and unrealized gain (loss) on
         investments                                   $   1.43      3.18      (1.68)        1.03            (1.34)     3.72
     Total from investment operations                  $   1.42      3.22      (1.66)        1.02            (1.27)     3.78
     Less distributions from:
     Net investment income                             $     --      0.02       -            0.04             0.08      0.04
     Net realized gains on investments                 $     --       -         -              -              0.74      0.94
     Total distributions                               $     --      0.02       -            0.04             0.82      0.98
     Net asset value, end of period                    $  17.11     15.69      12.49        14.15            13.17     15.26
     TOTAL RETURN(2)                                   %   9.05     25.75     (11.73)        7.74            (8.41)    31.79
RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of period (000's)                 $ 23,581   155,583    167,174      214,459          183,569   188,306
     Ratios to average net assets:
     Expenses(3)(4)                                    %   1.11      1.03       1.13         1.07             1.09      1.10
     Net investment income (loss) after expense
        reimbursement(3)(4)                            % (0.01)      0.22       0.17        (0.11)            0.50      0.46
     Portfolio turnover rate                           %     47       123        322          200              257       333

------------
(1)   The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                                                                      APPENDIX D

                                    ING FUNDS

      The following is a list of the ING Funds and the Classes of shares of each Fund that are expected to be offered at or shortly after the Reorganization:

FUND                                                      CLASSES OFFERED
----                                                      ---------------
U.S. EQUITY

Balanced Fund                                             A, B, C, I and O
Convertible Fund                                          A, B, C and Q
Corporate Leaders Trust Fund                              B
Disciplined LargeCap Fund                                 A, B, C and I
Equity Income Fund                                        A, B, C and I
Financial Services Fund                                   A, B, C and O
Growth Fund                                               A, B, C and I
Growth and Income Fund                                    A, B, C and I
Index Plus LargeCap Fund                                  A, B, C, I, O and R
Index Plus MidCap Fund                                    A, B, C, I, O and R
Index Plus SmallCap Fund                                  A, B, C, I, O and R
LargeCap Growth Fund                                      A, B, C, I and Q
LargeCap Value Fund                                       A, B, C and I
MagnaCap Fund                                             A,B, C, I and M
MidCap Opportunities Fund                                 A, B, C, I and Q
MidCap Value Fund                                         A, B, C, I and Q
MidCap Value Choice Fund                                  A,B, C and I
Real Estate Fund                                          A, B, C, I and Q
Small Company Fund                                        A, B, C and I
SmallCap Value Fund                                       A, B, C, I and Q
SmallCap Value Choice Fund                                A, B, C and I
Value Opportunity Fund                                    A, B, C and I

GLOBAL/INTERNATIONAL EQUITY

Emerging Countries Fund                                   A, B, C, M and Q
Foreign Fund                                              A, B, C, I and Q
Global Equity Dividend Fund                               A, B, C and O
Global Real Estate Fund                                   A, B, C, I and O
Global Science and Technology Fund                        A, B, C, I and O
Global Value Choice Fund                                  A, B, C and Q
International Fund                                        A, B, C, I and Q
International Growth Fund                                 A, B, C, I and O
International SmallCap Fund                               A, B, C and Q
International Value Choice Fund                           A, B and C
International Value Fund                                  A, B, C, I and Q
Precious Metals Fund                                      A
Russia Fund                                               A

FIXED INCOME

Aeltus Money Market Fund                                  A, B, C and I
Classic Money Market Fund                                 A, B and C
GNMA Income Fund                                          A, B, C, I, M and Q

High Yield Bond Fund                                      A, B and C
Intermediate Bond Fund                                    A, B, C, I, O and R
National Tax-Exempt Bond Fund                             A, B and C

STRATEGIC ALLOCATION FUNDS

Strategic Allocation Growth Fund                          A, B, C, I and O
Strategic Allocation Balanced Fund                        A, B, C, I and O
Strategic Allocation Income Fund                          A, B, C, I and O

LOAN PARTICIPATION FUND

Senior Income Fund                                        A, B, C and Q

                                                                      APPENDIX E

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

      The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of August 16, 2005:

ING SMALLCAP OPPORTUNITIES FUND

--------------------------------------------------------------------------------------------------------------------
                                                                                              PERCENTAGE OF COMBINED
                                    PERCENT OF CLASS OF SHARES                                     FUND AFTER THE
NAME AND ADDRESS OF SHAREHOLDER        AND TYPE OF OWNERSHIP            PERCENTAGE OF FUND        REORGANIZATION*
--------------------------------------------------------------------------------------------------------------------
MLPF & S For The Sole Benefit Of          23.43%, Class A                    27.22%                     14.67%
Its Customers                             20.51%, Class B
Attn: Fund Administration                 49.51%, Class C
4800 Deer Lake Drive East 2nd Fl            Beneficial
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.             7.08%, Class A                     6.39%                      3.37%
A/C# 00109801250                           5.67%, Class B
Attn: Peter Booth, 7th Floor               7.66%, Class C
333 W 34th St                               Beneficial
New York, NY 10001-2402

ING National Trust                        85.07%, Class I                     6.01%                     25.49%
151 Farmington Ave # 41                     Beneficial
Hartford, CT 06156-0001

Reliance Trust Company Cust               14.88%, Class I                     1.05%                      0.55%
FBO ING Americas Deferred Comp              Beneficial
Savings Plan
PO Box 48529 Ste 200
Atlanta, GA 30362-1529

Charles Schwab & Co Inc                   21.90%, Class Q                     0.03%                      0.01%
101 Montgomery Street 11th Floor            Beneficial
San Francisco, CA 94104-4122

J J B Hilliard W L Lyons Inc              11.69%, Class Q                     0.02%                      0.01%
Alfred O Bugg & Frances M Bugg              Beneficial
A/C 1865-7423
501 S 4th St
Louisville, KY 40202-2520

National Investor Services FBO            8.75%, Class Q                      0.01%                      0.01%
507-42006-18                                Beneficial
55 Water Street, 32nd Floor
New York, NY 10041-3299

State Street Bk & Tr Co Cust              8.23%, Class Q                      0.01%                      0.00%
IRA R/O Daniel Garciduenas                  Beneficial
18104 Athol St
Fontana, CA 92335-6001

J J B Hilliard W L Lyons Inc              5.99%, Class Q                      0.01%                      0.00%
Hilliard Lyons Cust For                    Beneficial
Albert E Stone IRA A/C 8112-8518
501 S 4th St
Louisville, KY 40202-2520

ING SMALLCAP COMPANY FUND

--------------------------------------------------------------------------------------------------------------------
                                                                                              PERCENTAGE OF COMBINED
                                    PERCENT OF CLASS OF SHARES                                     FUND AFTER THE
NAME AND ADDRESS OF SHAREHOLDER        AND TYPE OF OWNERSHIP            PERCENTAGE OF FUND        REORGANIZATION*
--------------------------------------------------------------------------------------------------------------------
ING National Trust                        60.78%, Class A                    47.15%                     25.49%
Attn Gordon Elrod                         17.40%, Class I
151 Farmington Ave                          Beneficial
Hartford, CT 06101-5900

ING Life Insurance & Annuity Co            9.05%, Class A                    15.32%                      7.25%
151 Farmington Ave                        46.46%, Class I
Hartford, CT 06156-0001                     Beneficial

MLPF & S For The Sole Benefit Of           7.37%, Class B                     0.71%                     14.67%
Its Customers                              9.06%, Class C
Attn Fund Administration 97PA3              Beneficial
4800 Deer Lake Dr E 3rd Flr
Jacksonville, FL 32246-6484

Hubco Regions Bank                         5.69%, Class C                     0.18%                      0.09%
Attn Trust Operations 14th Floor            Beneficial
PO Box 830688
Birmingham, AL 35283-0688

Jack D Kuehler & Carmen A Kuehler         16.21%, Class I                     3.07%                      1.45%
JT TEN WROS                                 Shareholder
66 Alpine Ave
Los Gatos, CA 95030-7131

------------------------
* On a pro forma basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization is the same as on August 16, 2005.

                                     PART B

                              ING SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 23, 2005

Acquisition of the Assets and                 By and in Exchange for
 Liabilities of:                              Shares of:
   ING SmallCap Opportunities Fund               ING Small Company Fund
     (a series of ING Equity Trust)          (a series of ING Series Fund, Inc.)
   7337 East Doubletree Ranch Road           7337 East Doubletree Ranch Road
     Scottsdale, Arizona 85258-2034             Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Series Fund Inc. ("SAI") is available to the shareholders of ING SmallCap Opportunities Fund in connection with a proposed transaction whereby all of the assets and known liabilities of the ING SmallCap Opportunities Fund will be transferred to ING Small Company Fund, a series of ING Series Fund, Inc., in exchange for shares of ING Small Company Fund.

This SAI consists of: (i) this cover page; (ii) the "ING Small Company Fund Additional Information" presented on pages 1 through 2 of this SAI, which presents certain information with respect to the management of the ING Small Company Fund; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

      1. The SAI for ING Small Company Fund dated September 30, 2004, as filed on October 4, 2004, and the SAI for ING SamllCap Opportunities Fund, dated September 30, 2004, as filed on October 4, 2004.

      2. The Financial Statements of the Small Company Fund and SmallCap Opportunities Fund, respectively, are included in the Classes A, B, C and I Annual Reports, dated May 31, 2005 as filed on August 8, 2005, and the Classes A, B, C, I and Q Annual Reports, dated May 31, 2005, as filed on August 8, 2005.

            This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated September 14, 2005, relating to the Reorganization of ING SmallCap Opportunities Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                             ING SMALL COMPANY FUND
                             ADDITIONAL INFORMATION

                                TABLE OF CONTENTS



DIRECTOR OWNERSHIP OF SECURITIES..........................................  1
   Shareholder Ownership Policy...........................................  1

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES..............................  1
   Shareholder Ownership Policy...........................................  1

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS.......................  2

DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES.............................  2

PRO FORMA FINANCIAL STATEMENTS............................................  3

                             ING SMALL COMPANY FUND
                             ADDITIONAL INFORMATION

DIRECTOR OWNERSHIP OF SECURITIES

Share Ownership Policy

In order to further align the interests of the Independent Directors with shareholders, it is the policy to own beneficially shares of one or more ING Funds (each a "Fund") at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Director must equal at least $50,000. Existing Directors shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Director shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director. A decline in the value of any Fund investments will not cause a Director to have to make any additional investments under this Policy Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2004.

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                    SECURITIES IN ALL REGISTERED INVESTMENT
                                                                   COMPANIES OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTORS                        SMALL COMPANY FUND                 OF INVESTMENT COMPANIES
-----------------                        ------------------        ----------------------------------------
Albert V. DePrince,Jr.                           $   0                         Over $100,000(1)
Maria Teresa Fighetti                            $   0                         Over  $100,000(1)
Sidney Koch                                      $   0                           $1 - $10,000
Corine T. Norgaard                               $   0                           Over $100,000
Edward T. O'Dell                                 $   0                         Over $100,000(1)
Joseph E. Obermeyer                              $   0                        $50,000-$100,000(1)

DIRECTORS WHO ARE
"INTERESTED PERSONS"
J. Scott Fox                                     $   0                           Over $100,000
Thomas J. McInerney                              $   0                           Over $100,000

----------
(1)   Held in deferred compensation account.



INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

Share Ownership Policy

As of December 31, 2004, none of the Independent Directors or their immediate family members owned any shares of the ING Funds' investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

      The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Manager as of June 30, 2005.

                   REGISTERED INVESTMENT COMPANIES  OTHER POOLED INVESTMENT
                                                           VEHICLES              OTHER ACCOUNTS
                   -------------------------------  -----------------------  -----------------------
                   NUMBER OF          TOTAL ASSETS  NUMBER OF  TOTAL ASSETS  NUMBER OF  TOTAL ASSETS
PORTFOLIO MANAGER  ACCOUNTS                         ACCOUNTS                 ACCOUNTS
----------------   ---------          ------------  ---------  ------------  ---------  ------------
  Steve Salopek        0                   N/A          0           N/A          0           N/A

None of the accounts are subject to performance fees.

Compensation information regarding the Portfolio Managers:

      Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, 3 and 5-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

      Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (Russell 2000 Growth Index for Salopek) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

      Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

      Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Description of Material Conflicts of Interest

      A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

      A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

      A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

      A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

      As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Ownership of Securities

      The following table shows the dollar range of shares of the Funds owned by each team member as of June 30, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

PORTFOLIO MANAGER    FUND    DOLLAR RANGE OF FUND SHARES OWNED
-----------------    ----    ---------------------------------
  Steve Salopek      N/A                  None

DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES

The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.g., the Fund will post the quarter-ending June 30 holdings on August 1).

The Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Fund's shares and most third parties may receive the Fund's annual or semi-annual reports, or view on ING's website, the Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING's website, the Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Fund has a legitimate business purpose for doing so. Unless otherwise noted below, a Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Fund's disclosure of its portfolio holdings may include disclosure:

o To the Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;

o To financial printers for the purpose of preparing Fund regulatory filings;

o        For the purpose of due diligence regarding a merger or acquisition;

o To a new adviser or sub-adviser prior to the commencement of its management of the Fund;

o To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more raw data from the Fund than is posted on the Fund's website;

o To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;

o To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund;

o To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders; or

o To certain third parties, on a weekly basis with no lag time, that have financed a Fund's Class B shares.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Fund's Board of Trustees/Directors has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser, sub-adviser, principal underwriter or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Fund's administrator to implement the Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, sub-adviser, principal underwriter and their affiliates. The Board has authorized the senior officers of the Fund's administrator to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Fund's administrator reports quarterly to the Board regarding the implementation of the Policies.

The Fund has the following ongoing arrangements with certain third parties to provide the Fund's portfolio holdings:

           PARTY                      PURPOSE                   FREQUENCY          TIME LAG BETWEEN DATE OF
                                                                                     INFORMATION AND DATE
                                                                                     INFORMATION RELEASED
---------------------------- -------------------------- -------------------------- --------------------------
Societe Generale             Class B shares financing   Weekly                     None
Constellation

Institutional Shareholder    Proxy Voting               Daily                      None
Services, Inc.               & Class Action
                             Services

Charles River Development    Compliance                 Daily                      None


All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Fund's Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Funds will be disclosed to the Funds' Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Funds, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

PRO FORMA FINANCIAL STATEMENTS

Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of May 31, 2005. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

             STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005

                                                                                                                          ING
                                                                                                                         SMALL
                                                                                                                        COMPANY
                                                                    ING               ING                                 FUND
                                                                 SMALLCAP            SMALL                             PRO FORMA
                                                                OPPORTUNITY         COMPANY                             COMBINED
                                                                   FUND              FUND                             (UNAUDITED)
                                                               ------------        --------                           -----------
ASSETS:
Investments in securities at value+*                            $   188,057,803   $ 118,227,411                      $  306,285,214
Short-term investments at amortized cost                             51,740,320               -                          51,740,320
Repurchase agreement                                                  7,489,000       7,842,000                          15,331,000
Cash                                                                     46,568          68,993                             115,561
Receivables:
      Investment securities sold                                        151,062         547,999                             699,061
      Fund shares sold                                                    3,199          16,104                              19,303
      Dividends and interest                                             42,333          55,656                              97,989
Prepaid expenses                                                         22,693          18,805                              41,498
Reimbursement due from merger                                            40,900               -                              40,900
                                                                ---------------   -------------                      --------------
      Total assets                                                  247,593,878     126,776,968                         374,370,846
                                                                ---------------   -------------                      --------------
LIABILITIES:

Payable for fund shares redeemed                                        398,869          23,405                             422,274
Payable upon return of securities loaned                             51,740,320               -                          51,740,320
Payable to affiliates                                                   267,571         127,388                             394,959
Payable for trustee/director fees                                         8,270           4,040                              12,310
Other accrued expenses and liabilities                                  224,205          69,649                             293,854
                                                                ---------------   -------------                      --------------
      Total liabilities                                              52,639,235         224,482                          52,863,717
                                                                ---------------   -------------                      --------------
NET ASSETS                                                      $   194,954,643   $ 126,552,486                      $  321,507,129
                                                                ===============   =============                      ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                 $   463,042,271   $ 107,769,231                      $  570,811,502
Accumulated net realized loss on investments                       (319,817,484)     (2,108,974)                       (321,926,458)
Net unrealized appreciation (depreciation) of investments            51,729,856      20,892,229                          72,622,085
                                                                ---------------   -------------                      --------------
NET ASSETS                                                      $   194,954,643   $ 126,552,486                      $  321,507,129
                                                                ===============   =============                      ==============
+Including securities on loan at value                          $    50,406,024   $           -                      $   50,406,024
*Cost of investments in securities                              $   136,327,947   $  97,335,182                      $  233,663,129

CLASS A:

      Net Assets                                                $    93,821,344   $  92,363,466    $  242,574 (A)    $  186,427,384
      Shares authorized                                               unlimited   $ 100,000,000                           unlimited
      Par value                                                 $          0.01   $       0.001                      $         0.01
      Shares outstanding                                              3,849,232       5,612,317     1,865,465 (C)        11,327,014
      Net asset value and redemption price per share            $         24.37   $       16.46                      $        16.46
      Maximum offering price per share (5.75%) (B)              $         25.86   $       17.46                      $        17.28

CLASS B:

      Net Assets                                                $    43,929,252   $   6,782,822                      $   50,712,074
      Shares authorized                                               unlimited   $ 100,000,000                           unlimited
      Par value                                                 $          0.01   $       0.001                      $         0.01
      Shares outstanding                                              1,968,099         414,331       715,423 (C)         3,097,853
      Net asset value and redemption price per share (D)        $         22.32   $       16.37                      $        16.37
      Maximum offering price per share                          $         22.32   $       16.37                      $        17.19

CLASS C:

      Net Assets                                                $    43,602,966   $   3,824,986                      $   47,427,952
      Shares authorized                                               unlimited   $ 100,000,000                           unlimited
      Par value                                                 $          0.01   $       0.001                      $         0.01
      Shares outstanding                                              1,957,754         234,884       720,561 (C)         2,913,199
      Net asset value and redemption price per share (D)        $         22.27   $       16.28                      $        16.28
      Maximum offering price per share                          $         22.27   $       16.28                      $        17.09

CLASS I:

      Net Assets                                                $    13,358,507   $  23,581,212                      $   36,939,719
      Shares authorized                                               unlimited   $ 100,000,000                           unlimited
      Par value                                                 $          0.01   $       0.001                      $         0.01
      Shares outstanding                                                540,092       1,378,527       240,651 (C)         2,159,270
      Net asset value and redemption price per share            $         24.73   $       17.11                      $        17.11
      Maximum offering price per share                          $         24.73   $       17.11                      $        17.96

CLASS Q:

      Net Assets                                                $       242,574                    $ (242,574)(A)               n/a
      Shares authorized                                               unlimited       unlimited                                 n/a
      Par value                                                 $          0.01   $        0.01                                 n/a
      Shares outstanding                                                  9,884                        (9,884)(A)               n/a
      Net asset value and redemption price per share            $         24.54             n/a                                 n/a
      Maximum offering price per share                          $         24.54             n/a                                 n/a



(A)   Reflects adjustment due to merging Class Q into Class A.

(B) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(C) Reflects new shares issued, net of retired shares of ING SmallCapp Opportunities Fund. (Calculation: Net Assets / NAV per share)

(D) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2005






                                                                                                                        ING
                                                                                                                       SMALL
                                                                                                                      COMPANY
                                                                     ING             ING                               FUND
                                                                   SMALLCAP          SMALL                           PRO FORMA
                                                                OPPORTUINITIES     COMPANYIES     PRO FORMA           COMBINED
                                                                    FUND            FUND         ADJUSTMENTS         (UNAUDITED)
                                                                --------------    ------------   -----------       ---------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                $     421,387     $ 2,035,266                      $     2,456,653
Interest                                                               62,741         137,842                              200,583
Securities lending income                                              88,071          43,722                              131,793
                                                                -------------     -----------    ----------        ---------------
     Total investment income                                          572,199       2,216,830             -              2,789,029
                                                                -------------     -----------    ----------        ---------------
EXPENSES:

 Investment management fees                                         2,080,384       1,517,305      (279,976) (A)         3,317,713
 Distribution fees:

      Class A                                                         300,368         289,921       (49,130) (A)           541,159
      Class B                                                         575,193          62,824                              638,017
      Class C                                                         498,797          39,505                              538,302
      Class I                                                               -               -                                    -
      Class Q                                                             773               -          (773) (B)                 -
 Transfer agent fees:                                                 375,657         117,317                              492,974
 Administrative service fees                                          457,100         142,958      (280,790) (A)           319,268
 Shareholder reporting expense                                         95,040          49,456       (19,800) (C)           124,696
 Registration fees                                                     49,181          52,961       (19,700) (C)            82,442
 Professional fees                                                     27,784          36,987       (11,114) (C)            53,657
 Custody and accounting expense                                        29,670          37,873                               67,543
 Trustee/Director fees                                                 14,931          16,790                               31,721
 Miscellaneous expense                                                 17,603          18,143                               35,746
                                                                -------------     -----------    ----------        ---------------
     Total expenses                                                 4,522,481       2,382,040      (661,283)             6,243,238
                                                                -------------     -----------    ----------        ---------------
Less:

     Net waived and reimbursed/recouped fees                         (223,192)              -       223,192  (A)                 -
                                                                -------------     -----------    ----------        ---------------
     Net expenses                                                   4,299,289       2,382,040      (438,091)             6,243,238
                                                                -------------     -----------    ----------        ---------------
Net investment income                                              (3,727,090)       (165,210)      438,091             (3,454,209)
                                                                -------------     -----------    ----------        ---------------
NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS AND FOREIGN CURRENCIES

 Net realized gain (loss) on:

      Investments                                                  29,952,329      30,503,768                           60,456,097
      Foreign currencies                                                    -           3,676                                3,676
      Futures                                                               -         398,264                              398,264
                                                                -------------     -----------    ----------        ---------------
      Net realized gain (loss)                                     29,952,329      30,905,708             -             60,858,037
                                                                -------------     -----------    ----------        ---------------
 Net change in unrealized appreciation or depreciation on:

      Investments                                                 (10,378,704)    (12,913,257)                         (23,291,961)
      Futures                                                               -          42,164                               42,164
                                                                -------------     -----------    ----------        ---------------
      Net change in unrealized appreciation or depreciation       (10,378,704)    (12,871,093)            -            (23,249,797)
                                                                -------------     -----------    ----------        ---------------
Net realized and unrealized gain on investments and
foreign currencies                                                 19,573,625      18,034,615             -             37,608,240
                                                                -------------     -----------    ----------        ---------------

NET INCREASE IN NET ASSETS RESULTING

     FROM OPERATIONS                                            $  15,846,535     $17,869,405    $  438,091        $    34,154,031
                                                                =============     ===========    ==========        ===============
*Foreign taxes                                                  $           -     $         -    $        -        $             -


----------
(A)   Reflects adjustment in expenses due to effects of new contractual rates.

(B)   Reflects adjustment in expenses due to merging Class Q into Class A.

(C) Reflects adjustment in expenses due to elimination of duplicative services.

                 See Accompanying Notes to Financial Statements

PORTFOLIOS OF INVESTMENTS AS OF MAY 31, 2005 (UNAUDITED)







                              ING SMALL                                                                                ING SMALL
ING SMALLCAP    ING SMALL    COMPANY FUND                                               ING SMALLCAP                  COMPANY FUND
OPPORTUNITIES    COMPANY      PRO FORMA                                                 OPPORTUNITIES    ING SMALL     PRO FORMA
    FUND          FUND       (UNAUDITED)                                                    FUND        COMPANY FUND  (UNAUDITED)
-------------   ---------   -------------                                               -------------  -------------  ------------
Shares                                                                                                     Value
--------------------------------------------------------------------------------        ------------------------------------------
COMMON STOCK: 95.2%
                                            ADVERTISING: 0.1%
         -        15,264     15,264         ADVO, Inc.                                   $          -  $     473,947  $    473,947
                                                                                         ------------  -------------  ------------
                                                                                                    -        473,947       473,947
                                                                                         ------------  -------------  ------------
                                            AEROSPACE/DEFENSE: 2.0%
         -        31,200     31,200 @       DRS Technologies, Inc.                                  -      1,468,896     1,468,896
         -        52,400     52,400         Engineered Support Systems, Inc.                        -      2,043,600     2,043,600
         -        18,900     18,900 @       Innovative Solutions & Support, Inc.                    -        654,696       654,696
         -        25,000     25,000 @       MTC Technologies, Inc.                                  -        838,250       838,250
         -        49,600     49,600 @       Teledyne Technologies, Inc.                             -      1,568,352     1,568,352
                                                                                         ------------  -------------  ------------
                                                                                                    -      6,573,794     6,573,794
                                                                                         ------------  -------------  ------------
                                            AIRLINES: 0.2%
         -       108,000    108,000 @       Northwest Airlines Corp.                                -        657,720       657,720
                                                                                         ------------  -------------  ------------
                                                                                                    -        657,720       657,720
                                                                                         ------------  -------------  ------------
                                            APPAREL: 0.5%
         -        68,900     68,900 @       Warnaco Group, Inc.                                     -      1,470,326     1,470,326
                                                                                         ------------  -------------  ------------
                                                                                                    -      1,470,326     1,470,326
                                                                                         ------------  -------------  ------------
                                            BANKS: 2.8%
         -        75,000     75,000 @@      Banco Latinoamericano de Exportaciones SA               -      1,372,500     1,372,500
         -       100,000    100,000 @@      BanColombia SA ADR                                      -      1,415,000     1,415,000
    60,700             -     60,700         East-West Bancorp, Inc.                         2,041,948              -     2,041,948
         -        55,000     55,000         Hudson United Bancorp                                   -      1,878,250     1,878,250
         -        16,250     16,250         IBERIABANK Corp.                                        -        956,150       956,150
    11,177             -     11,177 @, L    SVB Financial Group                               533,814              -       533,814
         -        30,000     30,000         Texas Regional Bancshares, Inc.                         -        863,700       863,700
                                                                                         ------------  -------------  ------------
                                                                                            2,575,762      6,485,600     9,061,362
                                                                                         ------------  -------------  ------------
                                            BIOTECHNOLOGY: 1.3%
   124,100             -    124,100 @, L    Integra LifeSciences Holdings Corp.             4,147,422              -     4,147,422
                                                                                         ------------  -------------  ------------
         -             -                                                                    4,147,422              -     4,147,422
                                                                                         ------------  -------------  ------------
         -             -                    COAL: 0.2%
         -        29,000     29,000 @       Westmoreland Coal Co.                                   -        622,920       622,920
                                                                                         ------------  -------------  ------------
         -             -                                                                            -        622,920       622,920
                                                                                         ------------  -------------  ------------
         -             -                    COMMERCIAL SERVICES: 3.2%
         -        19,200     19,200 @       Advisory Board Co.                                      -        867,072       867,072
    34,900             -     34,900 @       Education Management Corp.                      1,132,505              -     1,132,505
         -        19,000     19,000 @       Exponent, Inc.                                          -        470,630       470,630
    97,350             -     97,350 L       Healthcare Services Group                       1,820,445              -     1,820,445
    46,609             -     46,609 @, L    iPayment, Inc.                                  1,777,667              -     1,777,667
    42,057             -     42,057 @       Laureate Education, Inc.                        1,964,062              -     1,964,062
    42,300             -     42,300 @, L    Navigant Consulting, Inc.                         970,362              -       970,362
         -        71,000     71,000 @       Resources Connection, Inc.                              -      1,414,320     1,414,320
                                                                                         ------------  -------------  ------------
                                                                                            7,665,041      2,752,022    10,417,063
                                                                                         ------------  -------------  ------------
                                            COMPUTERS: 5.5%
         -        40,500     40,500         Agilysys, Inc.                                          -        622,890       622,890
    51,792             -     51,792 @       Anteon Intl. Corp.                              2,288,688              -     2,288,688
         -        41,000     41,000 @       Brooktrout, Inc.                                        -        408,770       408,770
    83,200             -     83,200 @       CACI Intl., Inc.                                5,363,072              -     5,363,072
         -       139,000    139,000 @       InterVoice, Inc.                                        -      1,245,440     1,245,440
   114,600             -    114,600         Jack Henry & Associates, Inc.                   2,027,274              -     2,027,274

                              ING SMALL                                                                                ING SMALL
                               COMPANY                                                                                  COMPANY
ING SMALLCAP    ING SMALL       FUND                                                    ING SMALLCAP                     FUND
OPPORTUNITIES    COMPANY      PRO FORMA                                                 OPPORTUNITIES    ING SMALL     PRO FORMA
    FUND          FUND       (UNAUDITED)                                                    FUND        COMPANY FUND  (UNAUDITED)
-------------   ---------   -------------                                               -------------  -------------  ------------
Shares                                                                                                     Value
------------------------------------------------------------------------------------    ------------------------------------------
    57,065             -     57,065 @       Micros Systems, Inc.                            2,566,784              -     2,566,784
         -        51,900     51,900         MTS Systems Corp.                                       -      1,656,129     1,656,129
    77,100             -     77,100 @, L    Synaptics, Inc.                                 1,482,633              -     1,482,633
                                                                                         ------------  -------------  ------------
                                                                                           13,728,451      3,933,229    17,661,680
                                                                                         ------------  -------------  ------------
                                            DISTRIBUTION/WHOLESALE: 3.3%
         -        31,000     31,000 @       Brightpoint, Inc.                                       -        582,800       582,800
    35,664             -     35,664         Hughes Supply, Inc.                               927,264              -       927,264
    83,730             -     83,730 @, L    Nuco2, Inc.                                     1,982,726              -     1,982,726
   149,550             -    149,550         SCP Pool Corp.                                  5,356,881              -     5,356,881
         -        40,500     40,500         Watsco, Inc.                                            -      1,789,695     1,789,695
                                                                                         ------------  -------------  ------------
                                                                                            8,266,871      2,372,495    10,639,366
                                                                                         ------------  -------------  ------------
                                            DIVERSIFIED FINANCIAL SERVICES: 0.4%
         -       163,000    163,000 @       Knight Capital Group, Inc.                              -      1,230,650     1,230,650
                                                                                         ------------  -------------  ------------
                                                                                                    -      1,230,650     1,230,650
                                                                                         ------------  -------------  ------------
                                            ELECTRICAL COMPONENTS AND EQUIPMENT: 1.9%
         -        48,700     48,700         Ametek, Inc.                                            -      1,861,801     1,861,801
         -        75,500     75,500 @       Artesyn Technologies, Inc.                              -        621,365       621,365
   124,901             -    124,901 @, L    Intermagnetics General Corp.                    3,605,892              -     3,605,892
                                                                                         ------------  -------------  ------------
                                                                                            3,605,892      2,483,166     6,089,058
                                                                                         ------------  -------------  ------------
                                            ELECTRONICS: 2.3%
         -        31,500     31,500 @       Benchmark Electronics, Inc.                             -        997,605       997,605
    31,800             -     31,800 @       Dionex Corp.                                    1,426,230              -     1,426,230
   116,218             -    116,218 @, L    Measurement Specialties, Inc.                   2,254,629              -     2,254,629
         -        17,850     17,850 @       NVE Corp.                                               -        356,465       356,465
         -        64,000     64,000 @       SBS Technologies, Inc.                                  -        621,440       621,440
         -        47,500     47,500 @       Trimble Navigation Ltd.                                 -      1,886,225     1,886,225
                                                                                         ------------  -------------  ------------
                                                                                            3,680,859      3,861,735     7,542,594
                                                                                         ------------  -------------  ------------
                                            ENERGY-ALTERNATE SOURCES: 0.5%
         -        46,500     46,500 @       Headwaters, Inc.                                        -      1,538,220     1,538,220
                                                                                         ------------  -------------  ------------
                                                                                                    -      1,538,220     1,538,220
                                                                                         ------------  -------------  ------------
                                            ENGINEERING AND CONSTRUCTION: 0.3%
         -        17,500     17,500 @       Washington Group Intl., Inc.                            -        840,175       840,175
                                                                                         ------------  -------------  ------------
                                                                                                    -        840,175       840,175
                                                                                         ------------  -------------  ------------
                                            ENTERTAINMENT: 4.0%
         -        36,500     36,500 @       Macrovision Corp.                                       -        766,865       766,865
   134,200             -    134,200 @       Penn National Gaming, Inc.                      4,370,894              -     4,370,894
   129,900             -    129,900 @       Scientific Games Corp.                          3,095,517              -     3,095,517
   164,733             -    164,733 @, L    Shuffle Master, Inc.                            4,513,684              -     4,513,684
         -         1,886      1,886 @       Youbet.com, Inc.                                        -          9,147         9,147
                                                                                         ------------  -------------  ------------
                                                                                           11,980,095        776,012    12,756,107
                                                                                         ------------  -------------  ------------
                                            FOOD: 0.9%
         -        81,400     81,400         Corn Products Intl., Inc.                               -      1,798,126     1,798,126
         -        29,300     29,300         Sanderson Farms, Inc.                                   -      1,110,470     1,110,470
                                                                                         ------------  -------------  ------------
                                                                                                    -      2,908,596     2,908,596
                                                                                         ------------  -------------  ------------
                                            HEALTHCARE-PRODUCTS: 6.9%
   137,700             -    137,700 @, L    Arthrocare Corp.                                4,439,448              -     4,439,448
         -         8,200      8,200 @       Biosite, Inc.                                           -        448,622       448,622
         -        56,000     56,000 @       Candela Corp.                                           -        572,880       572,880
    85,300             -     85,300 @       Gen-Probe, Inc.                                 3,314,758              -     3,314,758
    31,000             -     31,000 @       Inamed Corp.                                    1,929,130              -     1,929,130
    56,233             -     56,233 @       Intuitive Surgical, Inc.                        2,783,534              -     2,783,534
    84,001             -     84,001 @, L    Kyphon, Inc.                                    2,409,989              -     2,409,989
   129,663             -    129,663 @, L    Laserscope                                      4,464,296              -     4,464,296
    42,400             -     42,400 @       Viasys Healthcare, Inc.                           985,800              -       985,800
         -        25,200     25,200 @       Wright Medical Group, Inc.                              -        694,008       694,008
                                                                                         ------------  -------------  ------------
                                                                                           20,326,955      1,715,510    22,042,465
                                                                                         ------------  -------------  ------------
                                            HEALTHCARE-SERVICES: 5.9%
   174,000             -    174,000 @, L    Amsurg Corp.                                    4,691,040              -     4,691,040
         -        61,000     61,000 @       Kindred Healthcare, Inc.                                -      2,353,380     2,353,380

                              ING SMALL                                                                                ING SMALL
                               COMPANY                                                                                  COMPANY
ING SMALLCAP    ING SMALL       FUND                                                    ING SMALLCAP                     FUND
OPPORTUNITIES    COMPANY      PRO FORMA                                                 OPPORTUNITIES    ING SMALL     PRO FORMA
    FUND          FUND       (UNAUDITED)                                                    FUND        COMPANY FUND  (UNAUDITED)
-------------   ---------   -------------                                               -------------  -------------  ------------
Shares                                                                                                     Value
---------------------------------------------------------------------------------     --------------------------------------------
    58,000             -     58,000 @       Pediatrix Medical Group, Inc.                   4,270,540              -     4,270,540
         -        32,500     32,500 @       Sierra Health Services, Inc.                            -      2,147,275     2,147,275
    85,840        32,000    117,840 @, L    United Surgical Partners Intl., Inc.            4,132,338      1,540,480     5,672,818
                                                                                         ------------  -------------  ------------
                                                                                           13,093,918      6,041,135    19,135,053
                                                                                         ------------  -------------  ------------
                                            HOME BUILDERS: 0.7%
    76,940             -     76,940 L       Thor Industries, Inc.                           2,336,111              -     2,336,111
                                                                                         ------------  -------------  ------------
                                                                                            2,336,111              -     2,336,111
                                                                                         ------------  -------------  ------------
                                            HOUSEHOLD PRODUCTS/WARES: 1.6%
         -        44,976     44,976 @       Central Garden & Pet Co.                                -      1,994,686     1,994,686
    97,600             -     97,600 L       Yankee Candle Co., Inc.                         3,079,280              -     3,079,280
                                                                                         ------------  -------------  ------------
                                                                                            3,079,280      1,994,686     5,073,966
                                                                                         ------------  -------------  ------------
                                            INSURANCE: 2.4%
         -        20,400     20,400         Commerce Group, Inc.                                    -      1,215,840     1,215,840
    54,900             -     54,900 @, L    Philadelphia Consolidated Holding Co.           4,527,603              -     4,527,603
    50,700             -     50,700 @       Proassurance Corp.                              1,983,384              -     1,983,384
                                                                                         ------------  -------------  ------------
                                                                                            6,510,987      1,215,840     7,726,827
                                                                                         ------------  -------------  ------------
                                            INTERNET: 5.0%
    44,400             -     44,400 @       Digital Insight Corp.                             965,256              -       965,256
         -        32,000     32,000 @       ePlus, Inc.                                             -        396,832       396,832
    53,000        23,800     76,800 @       Equinix, Inc.                                   2,019,300        906,780     2,926,080
    21,900             -     21,900 @       F5 Networks, Inc.                               1,121,499              -     1,121,499
         -        44,000     44,000 @       Imergent, Inc.                                          -        466,400       466,400
    43,100             -     43,100 @, L    Infospace, Inc.                                 1,461,952              -     1,461,952
   173,000             -    173,000 @, L    Openwave Systems, Inc.                          2,690,150              -     2,690,150
   221,200             -    221,200 @       TIBCO Software, Inc.                            1,402,408              -     1,402,408
   247,500        70,000    317,500 @, L    ValueClick, Inc.                                2,653,200        750,400     3,403,600
         -        21,000     21,000 @       Websense, Inc.                                          -      1,127,910     1,127,910
                                                                                         ------------  -------------  ------------
                                                                                           12,313,765      3,648,322    15,962,087
                                                                                         ------------  -------------  ------------
                                            INVESTMENT COMPANIES: 0.3%
         -        60,800     60,800         Apollo Investment Corp.                                 -        996,512       996,512
                                                                                         ------------  -------------  ------------
                                                                                                    -        996,512       996,512
                                                                                         ------------  -------------  ------------
                                            IRON/STEEL: 0.5%
         -        19,700     19,700         Carpenter Technology Corp.                              -      1,063,800     1,063,800
         -        98,000     98,000 @@      Gerdau AmeriSteel Corp.                                 -        464,520       464,520
                                                                                         ------------  -------------  ------------
                                                                                                    -      1,528,320     1,528,320
                                                                                         ------------  -------------  ------------
                                            LEISURE TIME: 0.6%
         -        61,700     61,700 @       K2, Inc.                                                -        776,803       776,803
    19,900                   19,900         Polaris Industries, Inc.                        1,044,153              -     1,044,153
                                                                                         ------------  -------------  ------------
                                                                                            1,044,153        776,803     1,820,956
                                                                                         ------------  -------------  ------------
                                            LODGING: 1.6%
         -       100,000    100,000 @       Interstate Hotels & Resorts, Inc.                       -        460,000       460,000
         -       189,000    189,000 @       La Quinta Corp.                                         -      1,638,630     1,638,630
    47,332             -     47,332         Station Casinos, Inc.                           3,081,313              -     3,081,313
                                                                                         ------------  -------------  ------------
                                                                                            3,081,313      2,098,630     5,179,943
                                                                                         ------------  -------------  ------------
                                            MACHINERY-CONSTRUCTION AND MINING: 0.7%
         -        56,500     56,500 @       Terex Corp.                                             -      2,232,880     2,232,880
                                                                                         ------------  -------------  ------------
                                                                                                    -      2,232,880     2,232,880
                                                                                         ------------  -------------  ------------
                                            MACHINERY-DIVERSIFIED: 1.0%
         -        32,000     32,000         Cognex Corp.                                            -        830,720       830,720
         -        12,500     12,500 @       Middleby Corp.                                          -        690,000       690,000
         -        75,300     75,300         Washington Air Break Technologies Corp.                 -      1,558,710     1,558,710
                                                                                         ------------  -------------  ------------
                                                                                                    -      3,079,430     3,079,430
                                                                                         ------------  -------------  ------------
                                            MEDIA: 0.9%
         -        79,600     79,600 @       4Kids Entertainment, Inc.                               -      1,512,400     1,512,400
         -        36,000     36,000 @       Cumulus Media, Inc.                                     -        449,640       449,640
         -        27,300     27,300         Liberty Corp.                                           -        985,803       985,803
                                                                                         ------------  -------------  ------------
                                                                                                    -      2,947,843     2,947,843
                                                                                         ------------  -------------  ------------
                                            MINING: 0.1%
         -        30,000     30,000 @, @@   Inmet Mining Corp.                                      -        370,530       370,530
                                                                                         ------------  -------------  ------------

                              ING SMALL                                                                                ING SMALL
                               COMPANY                                                                                  COMPANY
ING SMALLCAP    ING SMALL       FUND                                                    ING SMALLCAP                     FUND
OPPORTUNITIES    COMPANY      PRO FORMA                                                 OPPORTUNITIES    ING SMALL     PRO FORMA
    FUND          FUND       (UNAUDITED)                                                    FUND        COMPANY FUND  (UNAUDITED)
-------------   ---------   -------------                                               -------------  -------------  ------------
Shares                                                                                                     Value
---------------------------------------------------------------------------------       ------------------------------------------
                                                                                                    -        370,530       370,530
                                                                                         ------------  -------------  ------------
                                            MISCELLANEOUS MANUFACTURING: 1.3%
    64,086        35,000     99,086 @, L    Ceradyne, Inc.                                  1,479,746        808,150     2,287,896
    24,570             -     24,570 @       Cuno, Inc.                                      1,746,927              -     1,746,927
                                                                                         ------------  -------------  ------------
                                                                                            3,226,673        808,150     4,034,823
                                                                                         ------------  -------------  ------------
                                            OIL AND GAS: 4.4%
         -        67,000     67,000 @       Denbury Resources, Inc.                                 -      2,142,660     2,142,660
    78,800        32,200    111,000 @       Southwestern Energy Co.                         5,500,240      2,247,560     7,747,800
   107,000             -    107,000 @, L    Unit Corp.                                      4,175,140              -     4,175,140
                                                                                         ------------  -------------  ------------
                                                                                            9,675,380      4,390,220    14,065,600
                                                                                         ------------  -------------  ------------
                                            OIL AND GAS SERVICES: 0.9%
         -        31,500     31,500 @, @@   Core Laboratories NV                                    -        790,650       790,650
         -        25,600     25,600 @       Hydril Co.                                              -      1,328,896     1,328,896
         -        40,000     40,000 @       Oil States Intl., Inc.                                  -        926,400       926,400
                                                                                         ------------  -------------  ------------
                                                                                                    -      3,045,946     3,045,946
                                                                                         ------------  -------------  ------------
                                            PHARMACEUTICALS: 2.4%
         -        65,000     65,000 @       Alkermes, Inc.                                          -        754,000       754,000
         -        54,000     54,000 @       Amylin Pharmaceuticals, Inc.                            -        862,920       862,920
   144,500             -    144,500 @, L    HealthExtras, Inc.                              2,476,730              -     2,476,730
         -        18,500     18,500 @       MGI Pharma, Inc.                                        -        429,200       429,200
         -        41,600     41,600 @       Nabi Biopharmaceuticals                                 -        511,264       511,264
         -        10,300     10,300 @       OSI Pharmaceuticals, Inc.                               -        382,851       382,851
    97,364             -     97,364 @       VCA Antech, Inc.                                2,410,733              -     2,410,733
                                                                                         ------------  -------------  ------------
                                                                                            4,887,463      2,940,235     7,827,698
                                                                                         ------------  -------------  ------------
                                            REAL ESTATE: 0.3%
         -        29,500     29,500 @       CB Richard Ellis Group, Inc.                            -      1,134,570     1,134,570
                                                                                         ------------  -------------  ------------
                                                                                                    -      1,134,570     1,134,570
                                                                                         ------------  -------------  ------------
                                            REAL ESTATE INVESTMENT TRUSTS: 4.1%
         -        75,400     75,400         Acadia Realty Trust                                     -      1,278,030     1,278,030
         -        25,000     25,000         Alexandria Real Estate Equities, Inc.                   -      1,732,500     1,732,500
         -        45,400     45,400         Corporate Office Properties Trust                       -      1,268,022     1,268,022
         -        48,200     48,200         Gramercy Capital Corp.                                  -      1,049,796     1,049,796
         -        88,500     88,500         Innkeepers USA Trust                                    -      1,195,635     1,195,635
         -        49,950     49,950         LaSalle Hotel Properties                                -      1,543,455     1,543,455
         -        82,500     82,500         Newcastle Investment Corp.                              -      2,536,050     2,536,050
         -        50,000     50,000         Reckson Associates Realty Corp.                         -      1,579,500     1,579,500
         -        16,000     16,000         SL Green Realty Corp.                                   -        991,200       991,200
                                                                                         ------------  -------------  ------------
                                                                                                    -     13,174,188    13,174,188
                                                                                         ------------  -------------  ------------
                                            RETAIL: 10.3%
         -        50,000     50,000 @       Aeropostale, Inc.                                       -      1,362,500     1,362,500
   113,800             -    113,800         Applebees Intl., Inc.                           3,103,326              -     3,103,326
    94,460             -     94,460 @, L    Chico's FAS, Inc.                               3,231,477              -     3,231,477
         -        35,600     35,600         Claire's Stores, Inc.                                   -        839,448       839,448
    71,963             -     71,963 @       Copart, Inc.                                    1,783,963              -     1,783,963
    90,400             -     90,400 @       Dave & Buster's, Inc.                           1,623,584              -     1,623,584
   109,000             -    109,000 @, L    Dick's Sporting Goods, Inc.                     3,942,530              -     3,942,530
         -        35,000     35,000 @       Electronics Boutique Holdings Corp.                     -      2,075,850     2,075,850
    65,100             -     65,100 @, L    GameStop Corp.                                  1,898,316              -     1,898,316
   187,949             -    187,949 @       Pacific Sunwear of California, Inc.             3,946,928              -     3,946,928
    72,800             -     72,800 @       Petco Animal Supplies, Inc.                     2,190,552              -     2,190,552
    37,900             -     37,900 @, L    Red Robin Gourmet Burgers, Inc.                 2,079,952              -     2,079,952
   137,950             -    137,950 @       Sonic Corp.                                     4,690,299              -     4,690,299
         -        31,256     31,256 @       Syms Corp.                                              -        408,828       408,828
                                                                                         ------------  -------------  ------------
                                                                                           28,490,927      4,686,626    33,177,553
                                                                                         ------------  -------------  ------------
                                            SAVINGS AND LOANS: 0.6%
         -       144,000    144,000         First Niagara Financial Group, Inc.                     -      1,874,880     1,874,880
                                                                                         ------------  -------------  ------------
                                                                                                    -      1,874,880     1,874,880
                                                                                         ------------  -------------  ------------
                                            SEMICONDUCTORS: 2.1%
         -        33,800     33,800 @       ADE Corp.                                               -        758,134       758,134

                              ING SMALL                                                                                ING SMALL
                               COMPANY                                                                                  COMPANY
ING SMALLCAP    ING SMALL       FUND                                                    ING SMALLCAP                     FUND
OPPORTUNITIES    COMPANY      PRO FORMA                                                 OPPORTUNITIES    ING SMALL     PRO FORMA
    FUND          FUND       (UNAUDITED)                                                    FUND        COMPANY FUND  (UNAUDITED)
-------------   ---------   -------------                                               -------------  -------------  ------------
Shares                                                                                                     Value
--------------------------------------------------------------------------------------  ------------------------------------------
    46,300             -     46,300 @       Formfactor, Inc.                                1,204,726              -     1,204,726
    67,200             -     67,200 @, L    Microsemi Corp.                                 1,386,336              -     1,386,336
    73,200             -     73,200 @, L    Tessera Technologies, Inc.                      2,155,008              -     2,155,008
         -        35,000     35,000 @       Varian Semiconductor Equipment Associates,
                                              Inc.                                                  -      1,420,300     1,420,300
                                                                                         ------------  -------------  ------------
                                                                                            4,746,070      2,178,434     6,924,504
                                                                                         ------------  -------------  ------------
                                            SOFTWARE: 6.3%
    81,400        48,300    129,700 @, L    Avid Technology, Inc.                           4,773,296      2,832,312     7,605,608
         -        34,000     34,000 @       Filenet Corp.                                           -        947,240       947,240
    35,000             -     35,000         Global Payments, Inc.                           2,425,500              -     2,425,500
         -       250,000    250,000 @       Informatica Corp.                                       -      2,145,000     2,145,000
         -        41,000     41,000 @       Progress Software Corp.                                 -      1,195,970     1,195,970
         -        44,250     44,250 @       Take-Two Interactive Software, Inc.                     -      1,139,880     1,139,880
         -        42,600     42,600 @       THQ, Inc.                                               -      1,188,114     1,188,114
    29,700             -     29,700 @       Verint Systems, Inc.                            1,039,500              -     1,039,500
   147,531             -    147,531 @       Witness Systems, Inc.                           2,564,089              -     2,564,089
                                                                                         ------------  -------------  ------------
                                                                                           10,802,385      9,448,516    20,250,901
                                                                                         ------------  -------------  ------------
                                            STORAGE/WAREHOUSING: 0.6%
    53,600             -     53,600 @, L    Mobile Mini, Inc.                               1,978,912              -     1,978,912
                                                                                         ------------  -------------  ------------
                                                                                            1,978,912              -     1,978,912
                                                                                         ------------  -------------  ------------
                                            TELECOMMUNICATIONS: 2.3%
         -        70,300     70,300 @       Aspect Communications Corp.                             -        674,880       674,880
         -        33,000     33,000 @@      Brasil Telecom Participacoes SA ADR                     -      1,095,270     1,095,270
         -        32,000     32,000 @       Intrado, Inc.                                           -        409,280       409,280
         -        69,200     69,200 @       Netgear, Inc.                                           -      1,361,164     1,361,164
         -        40,000     40,000         Otelco, Inc.                                            -        604,000       604,000
   340,745             -    340,745 @, L    Powerwave Technologies, Inc.                    3,111,002              -     3,111,002
                                                                                         ------------  -------------  ------------
                                                                                            3,111,002      4,144,594     7,255,596
                                                                                         ------------  -------------  ------------
                                            TRANSPORTATION: 1.8%
   101,730             -    101,730         Forward Air Corp.                               2,731,451              -     2,731,451
         -        33,800     33,800 @       HUB Group, Inc.                                         -        928,824       928,824
    39,700             -     39,700         Knight Transportation, Inc.                       970,665              -       970,665
         -        37,000     37,000 @       Landstar System, Inc.                                   -      1,248,380     1,248,380
                                                                                         ------------  -------------  ------------
                                                                                            3,702,116      2,177,204     5,879,320
                                                                                         ------------  -------------  ------------
                                            WATER: 0.2%
         -        40,000     40,000 @@      Cia de Saneamento Basico do Estado de Sao
                                              Paulo ADR                                             -        596,800       596,800
                                                                                         ------------  -------------  ------------
                                                                                                    -        596,800       596,800
                                                                                         ------------  -------------  ------------
                                            Total Common Stock
                                            (Cost $136,327,947, $97,335,182 and $233,
                                              663,129)
                                                                                          188,057,803    118,227,411   306,285,214
                                                                                         ------------  -------------  ------------

                              ING SMALL                                                                                ING SMALL
                               COMPANY                                                                                  COMPANY
ING SMALLCAP    ING SMALL       FUND                                                    ING SMALLCAP                     FUND
OPPORTUNITIES    COMPANY      PRO FORMA                                                 OPPORTUNITIES    ING SMALL     PRO FORMA
    FUND          FUND       (UNAUDITED)                                                    FUND        COMPANY FUND  (UNAUDITED)
-------------   ---------   -------------                                               -------------  -------------  ------------
Principal
Amount                                                                                                     Value
--------------------------------------------------------------------------------------  ------------------------------------------
SHORT-TERM INVESTMENTS: 20.9%
                                            REPURCHASE AGREEMENT: 4.8%
$   7,489,000   $       -   $   7,489,000   Goldman Sachs Repurchase Agreement dated
                                            05/31/05, 3.030%, due 06/01/05, $7,489,630
                                            to be received upon repurchase
                                            (Collateralized by $7,713,000 Franchise
                                            Mortgage Acceptance Corporation, 2.750%,
                                            Market Value plus accrued interest
                                            $7,638,908, due 10/15/06.                    $  7,489,000  $           -  $  7,489,000

            -   7,842,000       7,842,000   Goldman Sachs Repurchase Agreement dated
                                            05/31/05, 3.030%, due 06/01/05, $7,842,660
                                            to be received upon repurchase
                                            (Collateralized by $7,975,000 Federal Home
                                            Loan Bank, 4.250%, Market Value plus
                                            accrued interest $8,000,677, due 03/24/08.              -      7,842,000     7,842,000
                                                                                         ------------  -------------  ------------
                                                                                            7,489,000      7,842,000    15,331,000
                                                                                         ------------  -------------  ------------
                                                Total Repurchase Agreement
                                            (Cost $7,489,000, $7,842,000 and
                                            $15,331,000)                                    7,489,000      7,842,000   15,331,000
                                                                                         ------------  -------------  ------------
                                            SECURITIES LENDING COLLATERALCC: 16.1%
   51,740,320           -      51,740,320   The Bank of New York Institutional Cash
                                            Reserves Fund                                  51,740,320              -    51,740,320
                                             Total Securities Lending Collateral
                                                                                         ------------  -------------  ------------

                              ING SMALL                                                                                ING SMALL
                               COMPANY                                                                                  COMPANY
ING SMALLCAP    ING SMALL       FUND                                                    ING SMALLCAP                     FUND
OPPORTUNITIES    COMPANY      PRO FORMA                                                 OPPORTUNITIES    ING SMALL     PRO FORMA
    FUND          FUND       (UNAUDITED)                                                    FUND        COMPANY FUND  (UNAUDITED)
-------------   ---------   -------------                                               -------------  -------------  ------------
Principal
Amount                                                                                                     Value
-------------------------------------------------------------------------------------   ------------------------------------------
                                            (Cost $51,740,320, - and $51,740,320)          51,740,320              -    51,740,320
                                                                                         ------------  -------------  ------------
                                             Total Short-Term Investments
                                            (Cost $59,229,320, $7,842,000 and
                                             $67,072,320)                                  59,229,320      7,842,000    67,071,320
                                                                                         ------------  -------------  ------------

TOTAL INVESTMENTS IN SECURITIES (COST $195,557,267,
 $105,177,182 AND $300,734,449)*                                                 116.1%  $247,287,123   $126,069,411  $373,356,534
OTHER ASSETS AND LIABILITIES NET                                                 (16.1)   (52,332,480)       483,075   (51,849,405)
                                                                                 -----   ------------  -------------  ------------
NET ASSETS                                                                       100.0%   194,954,643    126,552,486   321,507,129
                                                                                 =====   ============  =============  ============

                                    @       Non-income producing security
                                    @@      Foreign issuer
                                    ADR     American Depositary Receipt
                                    cc      Securities purchased with cash collateral
                                            for securities loaned.
                                    L       Loaned security, a portion or all of the
                                            security is on loan at  May 31, 2005.

                                    *       Cost for federal income tax purposes is
                                            $195,602,450, $105,185,927 and
                                            $300,788,377.  Net unrealized appreciation
                                            consists of:

                                            Gross Unrealized Appreciation                $ 55,277,880  $  28,965,741  $ 84,243,621
                                            Gross Unrealized Depreciation                  (3,593,207)    (8,082,257)  (11,675,464)
                                                                                         ------------  -------------  ------------
                                            Net Unrealized Appreciation                    51,684,673     20,883,484    72,568,157
                                                                                         ============  =============  ============

(1) No adjustments are shown to the unaudited pro forma combined portfolios of investments because it is expected that upon consummation of the Reorganization, no securities would need to be sold in order for the ING Small Company Fund to comply with its prospectus requirements and SEC and IRS guidelines and restrictions. However, ING SmallCap Opportunities Fund or ING Small Company Fund may purchase or sell any securities in the ordinary course of business as a mutual fund, and following the Reorganization, certain holdings of ING SmallCap Opportunities Fund that are transferred to ING Small Company Fund may be sold.

         NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:

      The Board of Trustees of the ING SmallCap Opportunity Fund ("SmallCap Opportunity") and the Board of Directors of the ING Small Company Fund ("Small Company"), approved an Agreement and Plan of Reorganization dated July 21, 2005 (the "Plan") whereby, subject to approval by the shareholders of SmallCap Opportunity, Small Company will acquire all of the assets of the SmallCap Opportunity, subject to the liabilities of such Fund, in exchange for a number of shares of Small Company equal in value to the net assets of SmallCap Opportunity (the "Merger").

      The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at May 31, 2005. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of SmallCap Opportunity and Small Company at May 31, 2005. The unaudited pro forma statement of operations reflects the results of operations of SmallCap Opportunity and Small Company for the year ended May 31, 2005. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for SmallCap Opportunity and Small Company under accounting principles generally accepted in the United States of America for investment companies. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Small Company for pre-combination periods will not be restated.

      The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statements of Additional Information.

Note 2 - Security Valuation:

      Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of Trustees/Directors ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 - Capital Shares:

      The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of SmallCap Opportunity by Small Company as of May 31, 2005. The number of additional shares issued was calculated by dividing the net asset value of each Class of SmallCap Opportunity by the respective Class net asset value per share of Small Company.

Note 4 - Unaudited Pro Forma Adjustments:

      The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on May 31, 2005. SmallCap Opportunity expenses were adjusted assuming Small Company's fee structure was in effect for the year ended May 31, 2005.

Note 5 - Merger Costs:

      No merger costs are to be incurred by the Funds. ING Investments, LLC or an affiliate, the Investment Adviser to the Funds, will bear the cost of the merger expense of the Funds carrying out their obligations under the Plan including merger related legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

Note 6 - Use of Estimates

      Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

Note 7 - Federal Income Taxes:

      It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

                         ING SMALLCAP OPPORTUNITIES FUND

 PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 10, 2005. THIS PROXY IS
                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned hereby appoint(s) HUEY P. FALGOUT, JR., THERESA K. KELETY, AND TODD MODIC or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on November 10, 2005 at 10:00 a.m., Local time, and at any adjournment(s) or postponement(s) thereof.

      This proxy will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS.

      PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

        Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among ING SmallCap Opportunities Fund and ING Small Company Fund, providing for the reorganization of ING SmallCap Opportunities Fund with and into ING Small Company Fund; and

       For [  ]             Against [  ]                Abstain [  ]

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

       For [  ]             Against [  ]                Abstain [  ]

      This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

-------------------------------                               ----------------
Signature (s) (if held jointly)                               Date

                                     PART C:
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article 12, Section (d) of the Registrant's Articles of Amendment and Restatement provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2005.

Section 9 of the Management Agreement provides the following:

The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the Investment Company Act of 1940 ("1940 Act") or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager's duties, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser's stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager's duties under this Agreement, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Fund.

The Administrative Agreement provides for indemnification of the Administrator.
Section 7 of the Agreement provides the following:

The Administrator may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Administrator nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Administrator's duties, or by reason of reckless disregard of the Administrator's obligations and duties under this Agreement. The liability incurred by the Administrator pursuant to this paragraph 7 in any year shall be limited to the revenues of the Administrator derived from the Fund in that fiscal year of the Fund. The Administrator shall look solely to Fund property for satisfaction of claims of any nature against the Fund or a director, officer, employee or agent of the Fund individually arising in connection with the affairs of the Fund.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Maryland General Corporations Law which provides generally that
(1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights that those provided by statute.

ITEM 16. EXHIBITS

(1)   (a)   Articles of Amendment and Restatement dated February 21, 2002 -
            Filed as an Exhibit to Post- Effective Amendment No. 54 to the
            Registrant's Form N-1A Registration Statement on July 24, 2002.

      (b) Articles of Amendment dated February 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant's Form N-1A Registration Statement on July 24, 2002.

      (c) Articles of Amendment dated September 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant's Form N-1A Registration Statement on September 30, 2003.

      (d) Articles of Amendment dated October 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

      (e) Articles of Amendment effective February 17, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

      (f) Articles of Amendment effective March 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

      (g) Articles of Amendment effective August 14, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant's Registration Statement filed on Form N-1A on May 20, 2005.

      (h) Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's Registration Statement filed on Form N-1A on February 25, 2005.

      (i) Plan of Liquidation and Dissolution of Series with respect to ING Class Principal Protection Fund II - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's Registration Statement filed on Form N-1A on February 25, 2005.

(2) Amended and Restated By-Laws dated December 2000 - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Form N-1A Registration Statement on December 15, 2000.

(3)   Not Applicable.

(4) Form of Agreement and Plan of Reorganization between ING Series Fund, Inc., on behalf of its ING Small Company Fund series and ING Equity Trust, on behalf of its ING SmallCap Opportunities Fund series - Filed as an exhibit to the Registrant's Form N-14 Registration Statement on July 29, 2005.

(5) Form of Instruments Defining Rights of Holders (set forth in the Articles of Amendment and Restatement) - Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant's Form N-1A Registration Statement on February 27, 2002.

(6)   (a)   Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration
            Statement filed on Form N-1A on May 25, 2004.

      (b) Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

            (i) First Amendment to Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. effective July 29, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

            (ii) Amended Schedule A with respect to Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

      (c) Sub-Advisory Agreement between ING Investments, LLC and BlackRock Advisors, Inc., on behalf of ING Global Science and Technology Fund, dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

      (d) Sub-Advisory Agreement between ING Investments, LLC and Wellington Management Company LLP on behalf of ING Equity Income Fund, dated March 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant's Form N-1A Registration Statement on March 2, 2004.

      (e) Restated Expense Limitation Agreement effective August 1, 2003, (between ING Investments, LLC and) ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

            (i) Schedule A to the Restated Expense Limitation Agreement (between) ING Series Fund (and ING Investments, LLC) Operating Expense Limits - Filed as an Exhibit to Post-Effective Amendment No. 72 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004.

(7)   (a)   Underwriting Agreement between ING Series Fund, Inc. and ING Funds
            Distributor, Inc. and Schedule A to the Underwriting Agreement., dated January 1, 2002 - Filed as an Exhibit to Post-Effective
            Amendment No. 63 to the Registrant's Form N-1A Registration
            Statement on February 13, 2004.

            (i) Amended Schedule of Approvals with respect to Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

            (ii) Amended Schedule of Approvals with respect to Underwriting Agreement between ING Series Fund, Inc. and ING Funds Distributor, Inc. - Filed as an Exhibit to Post-Effective Amendment to No. 75 to the Registrant's Form N-1A Registration Statement on May 20, 2005.

            (iii) Substitution Agreement with respect to the Underwriting
                  Agreement between ING Series Fund, Inc. and ING Funds Distributor, Inc. dated October 8, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

      (b) Master Selling Dealer Agreement - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Form N-1A Registration Statement on December 15, 2000.

(8) Directors' Deferred Compensation Plan - Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant's Form N-1A Registration Statement on January 16, 1998.

(9)   (a)   Custody Agreement with The Bank of New York dated January 6, 2003 -
            Filed as an Exhibit to Post-Effective Amendment No. 63 to the
            Registrant's Form N-1A Registration Statement on February 13, 2004.

            (i) Amended Exhibit A dated June 14, 2004 with respect to the Custody Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 72 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

      (b) Foreign Custody Manager Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

            (i) Amended Exhibit A dated June 14, 2004 with respect to the Foreign Custody Manager Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 72 to the Registrant's Form N-1A Registration Statement on September 27, 2004.

            (ii) Amended Schedule 2 with respect to the Foreign Custody Manager Agreement between ING Series Fund, Inc. and The Bank of New York

                  (BNY) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

      (c)   Securities Lending Agreement and Guaranty with The Bank of New York
            (BNY), dated August 7, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

            (i) Amended Exhibit A with respect to the Securities Lending Agreement and Guaranty with The Bank of New York (BNY) dated February 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

(10)  (a)   Amended and Restated Distribution and Shareholder Services Plan
            (Class A) effective March 1, 2002 - Filed as an Exhibit to
            Post-Effective Amendment No. 63 to the Registrant's Form N-1A
            Registration Statement on February 13, 2004.

            (i) Amended Schedule 1 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class A) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

      (b) Amended and Restated Distribution and Shareholder Services Plan (Class B) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

            (i) Amended Schedule 1 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class B) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

      (c) Amended and Restated Distribution and Shareholder Services Plan (Class C) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

            (i) Amended Schedule 1 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class C) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

            (ii) Amended Schedule 2 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class C) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

      (d) Amended and Restated Distribution and Shareholder Services Plan (Brokerage Cash Reserves) effective March 1, 2002 - Filed as an Exhibit to Post-Effective

            Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

      (e) Amended and Restated Distribution and Shareholder Services Plan (Class O) effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

            (i) Amended Schedule 1 with respect to the Amended and Restated Distribution and Shareholder Services Plan (Class O) - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

      (f) Shareholder Service and Distribution Plan for Class R Shares approved June 25, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

      (g) Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc. approved June 25, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant's Form N-1A Registration Statement on September 30, 2003.

            (i) Amended Schedule A to the Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

            (ii) Amended Schedule B to the Multiple Class Plan pursuant to Rule 18f-3 for ING Series Fund, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

(11) Form of Opinion and Consent of Counsel - Filed as an exhibit to the Registrant's Form N-14 Registration Statement on July 29, 2005.

(12) Opinion and Consent of Counsel Supporting Tax Matters and Consequences - To be filed by subsequent post-effective amendment.

(13)  (a)   ING Funds and Advisers Code of Ethics dated February 2005 - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's
            Registration Statement filed on Form N-1A on February 25, 2005.

      (b) IIM Americas Code of Ethics - Filed as an Exhibit to Post Effective Amendment No. 75 to the Registrant's Form N-1A Registration Statement on May 20, 2005.

      (c) BlackRock Advisor's Inc. Code of Ethics - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

      (d) Wellington Management Company LLP's Code of Ethics dated January 2005 - Filed as an Exhibit to Post-Effective Amendment No 75 to the Registrant's Form N-1A Registration Statement on May 20, 2005

      (e) Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc., dated April 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

            (i) Amended Schedule A with respect to the Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated - filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

      (f) Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc., dated May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13,2004.

            (i) Amended Schedule A with respect to the Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

      (g) Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC and MBIA Insurance Corporation dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

            (i) First Amendment to Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC and MBIA Insurance Corporation dated as of November 12, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

            (ii) Second Amendment to Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC and MBIA Insurance Corporation dated as of September 26, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

      (h) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of PPF I - Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant's Form N-1A Registration Statement on December 16, 1999.

      (i) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon Analytical Services, LLC (Russell/Mellon), on behalf of PPF I - Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant's Form N-1A Registration Statement on December 16, 1999.

      (j) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of PPF II - Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant's Form N-1A Registration Statement on December 16, 1999.

      (k) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of PPF II - Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant's Form N-1A Registration Statement on December 16, 1999.

      (l) Custodian Service Agreement between ING Series Fund, Inc., and Mellon Bank N.A., on behalf of PPF III - Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant's Form N-1A Registration Statement on June 28, 2000.

      (m) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of PPF III - Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant's Form N-1A Registration Statement on June 28, 2000.

      (n) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A. on behalf of PPF IV - Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant's Form N-1A Registration Statement on September 27, 2000.

      (o) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of PPF IV - Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant's Form N-1A Registration Statement on September 27, 2000.

      (p) Custodian Service Agreement between ING Series Fund, Inc. and Mellon Bank, N.A., on behalf of IPPF - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Form N-1A Registration Statement on December 15, 2000.

      (q) Custodian Monitoring Agreement among ING Series Fund, Inc., MBIA and Russell/Mellon, on behalf of IPPF - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Form N-1A Registration Statement on December 15, 2000.

      (r) Custodian Service and Monitoring Agreement by and among ING Series Fund, Inc., MBIA Insurance Corporation (MBIA) and The Bank of New York (BNY), dated June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

            (i) Amendment to the Custodian Service and Monitoring Agreement by and among ING Series Fund, Inc., MBIA Insurance Corporation
                  (MBIA) and The Bank of New York (BNY), executed as of September 30, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

            (ii) Amended Schedule B to the Custodian Service and Monitoring Agreement by and among ING Series Fund, Inc., MBIA Insurance Corporation (MBIA) and The Bank of New York (BNY) - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

      (s) Fund Accounting Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Form N-1A Registration Statement on February 13, 2004.

            (i) Amended Exhibit A with respect to the Fund Accounting Agreement with The Bank of New York dated February 25, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

      (t) Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

      (u) Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York dated March 13, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

            (i) Amended Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York dated November 3, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

      (v) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Series Fund, Inc. and Aeltus Investment Management, Inc. dated January 30, 1998 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

            (i) First Amendment to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Series Fund, Inc. and Aeltus Investment Management, Inc. dated as of September 29, 2000 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

      (w) Agency Agreement between Aetna Series Fund, Inc. and DST Systems, Inc. dated July 7, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on May 25, 2004.

(14) Consent of independent registered public accounting firm - Filed as an Exhibit to Pre-Effective Amendment No.1 to the Registrant's Form N-14 Registration Statement on July 29, 2005.

(15)  Not applicable.

(16) Powers of attorney - Filed as an exhibit to the Registrant's Form N-14 Registration Statement on July 29, 2005.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Scottsdale and the State of Arizona on the 22nd day of September, 2005.

                               ING SERIES FUND, INC.

                               By: /s/ Theresa K. Kelety
                               ------------------------------
                               Theresa K. Kelety
                               Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       SIGNATURE                         TITLE                    DATE
       ---------                         -----                    ----
________________________     President and Chief Executive    September 22, 2005
James M. Hennessy*                     Officer

________________________     Senior Vice President, Chief/    September 22, 2005
Todd Modic*                   Principal Financial Officer
                                and Assistant Secretary

________________________               Director               September 22, 2005
J. Scott Fox*

________________________               Director               September 22, 2005
Albert E. DePrince, Jr.*

________________________               Director               September 22, 2005
Maria T. Fighetti*

________________________               Director               September 22, 2005
Sidney Koch*

________________________               Director               September 22, 2005
Thomas J. McInerney*

________________________               Director               September 22, 2005
Corine T. Norgaard*

________________________               Director               September 22, 2005
Joseph Obermeyer*

       SIGNATURE                         TITLE                    DATE
       ---------                         -----                    ----

________________________               Director               September 22, 2005
Edward T. O'Dell*

*By: /s/ Theresa K. Kelety
     _____________________
     Theresa K. Kelety

     Attorney-in-Fact**

** Executed pursuant to powers of attorney filed as an Exhibit to the Registrant's Registration Statement on Form N-14 filed electronically on July 29, 2005 and incorporated herein by reference.